SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         Post-Effective Amendment No. 20
                                    FORM S-6

                                File No. 33-15290

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                               N-8B-2 (811-05213)

A. Exact name of trust:             IDS Life of New York Account 8

B. Name of depositor:               IDS LIFE INSURANCE COMPANY OF NEW YORK

C. Complete address of depositor's principal executive offices:

         20 Madison Avenue Ext. Albany, NY 12203

D. Name and complete address of agent for service:

         Mary Ellyn Minenko, Esq.
         IDS Life Insurance Company of New York
         50607 AXP Financial Center
         Minneapolis, Minnesota 55474

     It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately  upon filing pursuant to paragraph (b)
     [X] on May 1, 2001  pursuant  to  paragraph  (b)
     [ ] 60 days  after filing  pursuant  to  paragraph  (a)(1)
     [ ] on  (date)  pursuant  to paragraph (a)(1) of rule (485)
     [ ] this post-effective amendment designates a new effective date for a previously filed post effective amendment.

E. Title of securities being registered:

         Flexible Premium Variable Life Insurance Policy

F. Approximate date of proposed public offering: not applicable.

PROSPECTUS


MAY 1, 2001

VARIABLE UNIVERSAL LIFE, A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


IDS LIFE OF NEW YORK ACCOUNT 8

ISSUED AND SOLD BY:   IDS LIFE INSURANCE COMPANY OF NEW YORK
                      (IDS LIFE OF NEW YORK)
                      20 Madison Avenue Extension
                      Albany, NY 12203
                      Telephone: (800) 541-2251

This prospectus contains information about the life insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.


Variable universal life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable universal life insurance policy's features, benefits, risks and fees, and whether the variable universal life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable universal life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.


--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 1

TABLE OF CONTENTS

THE POLICY IN BRIEF ........................................................3

KEY TERMS ..................................................................4

THE VARIABLE ACCOUNT .......................................................6


THE FUNDS ..................................................................7


    Fund Objectives .......................................................13

    Relationship Between Funds and Subaccounts ............................13

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS ..............................14

THE TRUST .................................................................22

    Trust Maturity ........................................................22

    Roles of Salomon Smith Barney Inc.
    and IDS Life of New York ..............................................22

THE FIXED ACCOUNT .........................................................23

PURCHASING YOUR POLICY ....................................................23

    Application ...........................................................23

    Right to Examine Policy ...............................................24

    Premiums ..............................................................24

KEEPING THE POLICY IN FORCE ...............................................25

    Death Benefit Guarantee ...............................................25

    Grace Period ..........................................................25

    Reinstatement .........................................................25

LOADS, FEES AND CHARGES ...................................................26

    Premium Expense Charge ................................................26

    Monthly Deduction .....................................................26

    Surrender Charge ......................................................27

    Partial Surrender Fee .................................................30

    Mortality and Expense Risk Charge .....................................30

    Transaction Charge ....................................................30


    Transfer Charge .......................................................30

    Optional Insurance Benefits ...........................................30


    Fund Expenses .........................................................30

POLICY VALUE ..............................................................34

    Fixed Account Value ...................................................34

    Subaccount Values .....................................................34

DEATH BENEFITS ............................................................36

    Change in Death Benefit Option ........................................37

    Changes in Specified Amount ...........................................37

    Misstatement of Age or Sex ............................................38

    Suicide ...............................................................38

    Beneficiary ...........................................................38

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS .......................39

    Fixed Account Transfer Policies .......................................39

    Minimum Transfer Amounts ..............................................39

    Maximum Transfer Amounts ..............................................39

    Maximum Number of Transfers per Year ..................................39

    Two Ways to Request a Transfer, Loan or Surrender .....................40

    Automated Transfers ...................................................40

    Automated Dollar-Cost Averaging .......................................41

POLICY LOANS ..............................................................41

POLICY SURRENDERS .........................................................42

    Total Surrenders ......................................................42

    Partial Surrenders ....................................................42

    Allocation of Partial Surrenders ......................................42

    Effects of Partial Surrenders .........................................42

    Taxes .................................................................42

    Exchange Right ........................................................43

    Paid-up Insurance Option ..............................................43

OPTIONAL INSURANCE BENEFITS ...............................................43

    Waiver of Monthly Deduction ...........................................43

    Accidental Death Benefit ..............................................43

    Other Insured Rider ...................................................43

    Children's Insurance Rider ............................................43

PAYMENT OF POLICY PROCEEDS ................................................43

FEDERAL TAXES .............................................................45

    IDS Life of New York's Tax Status .....................................45

    Taxation of Policy Proceeds ...........................................45

    Modified Endowment Contracts ..........................................46

    Other Tax Considerations ..............................................46

IDS LIFE OF NEW YORK ......................................................47

    Ownership .............................................................47

    State Regulation ......................................................47

    Distribution of the Policy ............................................47

    Legal Proceedings .....................................................47


    Experts ...............................................................48

MANAGEMENT OF IDS LIFE OF NEW YORK ........................................48


    Directors .............................................................48

    Officers Other than Directors .........................................49



OTHER INFORMATION .........................................................49

    Voting Rights .........................................................49

    Reports ...............................................................49

POLICY ILLUSTRATIONS ......................................................50


    Understanding the Illustrations .......................................50

ANNUAL FINANCIAL INFORMATION ..............................................53

NOTES TO FINANCIAL STATEMENTS .............................................64

CONDENSED FINANCIAL INFORMATION (UNAUDITED) ...............................67


--------------------------------------------------------------------------------
2 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

THE POLICY IN BRIEF

PURPOSE: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:


THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund or unit investment trust with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 6)

THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4.5%. (p. 23)

PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to IDS Life of New York's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 23)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 24)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. We may refuse premiums in order to comply with the Code. (p. 24)

DEATH BENEFIT GUARANTEE (DBG): A feature of the policy guaranteeing the policy will remain in force until the insured's attained insurance age 65 (or five policy years, if later). The feature is in effect if you meet certain premium requirements. (p. 25)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the DBG is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 25)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. The DBG cannot be reinstated. (p. 25)

LOADS, FEES AND CHARGES: You pay the following charges either directly (such as deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These changes primarily compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks.

- PREMIUM EXPENSE CHARGE-- 2.5% sales charge and 1% premium tax charge for a total of 3.5% of each premium payment. This charge pays some distribution expenses and state and local premium taxes. (p. 26)

- MONTHLY DEDUCTION -- charged against the value of your policy each month, covering the cost of insurance, cost of issuing the policy, certain administrative expenses, a death benefit guarantee charge and optional insurance benefits. (p. 26)

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount. We base it on the initial specified amount and on any increase in the specified amount. (p. 27)

- PARTIAL SURRENDER FEE-- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less.
   (p. 30)

- MORTALITY AND EXPENSE RISK CHARGE-- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts. (p. 30)

- TRANSACTION CHARGE -- applies only to subaccounts that invest in the unit investment trust which is part of The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A ("trust"); equals, on an annual basis, 0.25% of their average daily net asset value. (p. 30)

- OPTIONAL INSURANCE BENEFITS-- You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with the investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider. (p. 30)

- FUND EXPENSES-- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 30)


--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 3

DEATH BENEFITS: Your policy's death benefit can never be less than the specified amount in your policy application, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value, or a percentage of policy value.


You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. (p. 37)

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 39)

POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan also may have tax consequences if your policy lapses or you surrender it. (p. 44)

POLICY SURRENDERS: You may cancel the policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 42)

EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p. 43)

PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 43)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. Part or all of any proceeds you receive through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 591/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 45)

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full or the policy matures. The cash surrender value equals the policy value minus any indebtedness and any applicable surrender charges.

CODE: The Internal Revenue Code of 1986, as amended.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 4 p.m. Eastern time.

DEATH BENEFIT GUARANTEE (DBG): A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 65 (or five policy years, if later). The guarantee is in effect if you meet certain premium payment requirements.

FIXED ACCOUNT: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE OF NEW YORK: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.


INSURANCE AGE: The age of the insured, based upon his or her nearest birthday on the date of the application.


INSURED: The person whose life is insured by the policy.

MATURITY DATE: The insured's attained insurance age 100, if living.


--------------------------------------------------------------------------------
4 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

MINIMUM MONTHLY PREMIUM: We show the premium required to keep the DBG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entity to which, or individual(s) to whom we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the insured prior to the insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

-  On the maturity date, proceeds will be the cash surrender value.

- On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.

RATE CLASSIFICATION: A group of insureds that IDS Life of New York expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund or trust.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses during the first 10 years of the policy and for 10 years after an increase in coverage.

TRUST: A unit investment trust, which is part of The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. One subaccount of the variable account invests in the trust, which contains certain debt obligations of the United States.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life of New York Account 8 is a separate account of IDS Life of New York. Each subaccount invests in a particular fund or unit investment trust. The policy value in each subaccount depends on the performance of the particular fund or trust.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 5

THE VARIABLE ACCOUNT


The variable account was established as a separate account of IDS Life of New York pursuant to resolution of the board of directors of IDS Life of New York adopted on September 12, 1985. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund and the trust. This registration does not involve any SEC supervision of the account's management or investment practices or policies.


The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


--------------------------------------------------------------------------------
6 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

THE FUNDS

You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:


----------------- ------------------------ ---------------------------------------- ------------------------------------
SUBACCOUNT        INVESTING IN             INVESTMENT OBJECTIVES AND POLICIES       INVESTMENT ADVISER OR MANAGER
----------------- ------------------------ ---------------------------------------- ------------------------------------
Equity            IDS Life Series Fund -   Objective: capital appreciation.         IDS Life Insurance Company  (IDS
                  Equity Portfolio         Invests primarily in common stocks and   Life), investment manager;
                                           other securities convertible into        American Express Financial
                                           common stock.                            Corporation (AEFC),  investment
                                                                                    adviser.
----------------- ------------------------ ---------------------------------------- ------------------------------------
Equity Income     IDS Life Series Fund -   Objective: to provide a high level of    IDS Life, investment manager;
                  Equity Income            current income and, as a secondary       AEFC, investment adviser.
                  Portfolio                goal, steady growth of capital.
                                           Invests primarily in dividend-paying
                                           stocks. Other investments may include:
                                           common stocks, foreign securities,
                                           convertible securities, debt
                                           securities, derivative instruments and
                                           money market instruments.
----------------- ------------------------ ---------------------------------------- ------------------------------------
Government        IDS Life Series Fund -   Objective: to provide a high current     IDS Life, investment manager;
Securities        Government Securities    return and safety of principal.          AEFC, investment adviser.
                  Portfolio                Invests primarily in debt obligations
                                           issued or guaranteed as to principal
                                           and interest by the U.S. government,
                                           its agencies and instrumentalities.
----------------- ------------------------ ---------------------------------------- ------------------------------------
Income            IDS Life Series Fund -   Objective: to maximize current income    IDS Life, investment manager;
                  Income Portfolio         while attempting to conserve the value   AEFC, investment adviser.
                                           of the investment and to continue the
                                           high level of income for the longest
                                           period of time. At least 50% of net
                                           assets normally will be invested in
                                           high-quality, lower-risk corporate
                                           bonds, unrated corporate bonds
                                           believed to have the same investment
                                           qualities and government bonds. Other
                                           investments may include lower-rated
                                           corporate bonds, bonds and common
                                           stocks sold together as a unit,
                                           preferred stock and foreign securities.
----------------- ------------------------ ---------------------------------------- ------------------------------------
International     IDS Life Series Fund -   Objective: capital appreciation.         IDS Life, investment manager;
Equity            International Equity     Invests primarily in common stocks of    AEFC, investment adviser.
                  Portfolio                foreign issuers and foreign securities
                                           convertible into common stock. Other
                                           investments may include certain
                                           international bonds if the portfolio
                                           manager believes they have greater
                                           potential for capital appreciation
                                           than equities.
----------------- ------------------------ ---------------------------------------- ------------------------------------
Managed           IDS Life Series Fund -   Objective: to maximize total             IDS Life, investment manager;
                  Managed Portfolio        investment return through a              AEFC, investment adviser.
                                           combination of capital appreciation
                                           and current income. If the investment
                                           manager believes the stock market will
                                           be moving higher, it can emphasize
                                           stocks that offer potential for
                                           appreciation. At other times, the
                                           manager may increase the portfolio's
                                           holdings in bonds and money-market
                                           securities providing high current
                                           income.
----------------- ------------------------ ---------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 7

----------------- ------------------------ ---------------------------------------- ------------------------------------
SUBACCOUNT        INVESTING IN             INVESTMENT OBJECTIVES AND POLICIES       INVESTMENT ADVISER OR MANAGER
----------------- ------------------------ ---------------------------------------- ------------------------------------
Money Market      IDS Life Series Fund -   Objective: to provide maximum current    IDS Life, investment manager;
                  Money Market             income consistent with liquidity and     AEFC, investment adviser.
                  Portfolio                conservation of capital. Invests in
                                           relatively short-term money market
                                           securities, such as marketable debt
                                           securities issued or guaranteed as to
                                           principal and interest by the U.S.
                                           government or its agencies or
                                           instrumentalities, bank certificates
                                           of deposit, bankers' acceptances,
                                           letters of credit and high-grade
                                           commercial paper.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YBC               AXP-Registered           Objective: long-term total return        IDS Life, investment manager;
                  Trademark- Variable      exceeding that of the U.S. stock         AEFC, investment adviser.
                  Portfolio -  Blue Chip   market. Invests primarily in common
                  Advantage Fund           stocks of companies included in the
                                           unmanaged S&P 500 Index.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YBD               AXP-Registered           Objective: high level of current         IDS Life, investment manager;
                  Trademark- Variable      income while conserving the value of     AEFC, investment adviser.
                  Portfolio - Bond Fund    the investment and continuing a high
                                           level of income for the longest time
                                           period. Invests primarily in bonds and
                                           other debt obligations.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YCR               AXP-Registered           Objective: capital appreciation.         IDS Life, investment manager;
                  Trademark- Variable      Invests primarily in U.S. common         AEFC, investment adviser.
                  Portfolio - Capital      stocks and other securities
                  Resource Fund            convertible into common stocks.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YCM               AXP-Registered           Objective: maximum current income        IDS Life, investment manager;
                  Trademark- Variable      consistent with liquidity and            AEFC, investment adviser.
                  Portfolio -  Cash        stability of principal. Invests in
                  Management Fund          money market securities.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YDE               AXP-Registered           Objective: high level of current         IDS Life, investment manager;
                  Trademark- Variable      income and, as a secondary goal,         AEFC, investment adviser.
                  Portfolio -              steady growth of capital. Invests
                  Diversified Equity       primarily in dividend-paying common
                  Income Fund              and preferred stocks.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YEM               AXP-Registered           Objective: long-term capital growth.     IDS Life, investment manager;
                  Trademark- Variable      Invests primarily in equity securities   AEFC, investment adviser; American
                  Portfolio - Emerging     of companies in emerging markets.        Express Asset Management
                  Markets Fund                                                      International, Inc.,  a
                                                                                    wholly-owned subsidiary of AEFC,
                                                                                    is the sub-investment adviser.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YEX               AXP-Registered           Objective: high current income, with     IDS Life, investment manager;
                  Trademark- Variable      capital growth as a secondary            AEFC, investment adviser.
                  Portfolio - Extra        objective. Invests primarily in
                  Income Fund              long-term, high-yielding, high-risk
                                           corporate bonds issued by U.S. and
                                           foreign companies and governments.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YFI               AXP-Registered           Objective: high level of current         IDS Life, investment manager;
                  Trademark- Variable      income and safety of principal           AEFC, investment adviser.
                  Portfolio - Federal      consistent with an investment in U.S.
                  Income Fund              government and government agency
                                           securities. Invests primarily in debt
                                           obligations issued or guaranteed as to
                                           principal and interest by the U.S.
                                           government, its agencies or
                                           instrumentalities.
----------------- ------------------------ ---------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
8 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

----------------- ------------------------ ---------------------------------------- ------------------------------------
SUBACCOUNT        INVESTING IN             INVESTMENT OBJECTIVES AND POLICIES       INVESTMENT ADVISER OR MANAGER
----------------- ------------------------ ---------------------------------------- ------------------------------------
YGB               AXP-Registered           Objective: high total return through     IDS Life, investment manager;
                  Trademark- Variable      income and growth of capital.            AEFC, investment adviser.
                  Portfolio - Global       Non-diversified mutual fund that
                  Bond Fund                invests primarily in debt securities
                                           of U.S. and foreign issuers.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YGR               AXP-Registered           Objective: long-term capital growth.     IDS Life, investment manager;
                  Trademark- Variable      Invests primarily in common stocks and   AEFC, investment adviser.
                  Portfolio - Growth Fund  securities convertible into common stocks that appear to offer growth
                                           opportunities.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YIE               AXP-Registered           Objective: capital appreciation.         IDS Life, investment manager;
                  Trademark- Variable      Invests primarily in stocks or           AEFC, investment adviser. American
                  Portfolio -              convertible securities of foreign        Express Asset Management
                  International Fund       issuers that offer growth potential.     International, Inc.,  a
                                                                                    wholly-owned subsidiary of AEFC,
                                                                                    is the sub-investment adviser.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YMF               AXP-Registered           Objective: maximum total investment      IDS Life, investment manager;
                  Trademark- Variable      return through a combination of          AEFC, investment adviser.
                  Portfolio - Managed      capital growth and current income.
                  Fund                     Invests primarily in a combination of
                                           common and preferred stocks,
                                           convertible securities, bonds and
                                           other debt securities.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YND               AXP-Registered           Objective: long-term growth of           IDS Life, investment manager;
                  Trademark- Variable      capital. Invests primarily in common     AEFC, investment adviser.
                  Portfolio -  New         stocks of U.S. and  foreign companies
                  Dimensions               showing potential for significant
                  Fund-Registered          growth.
                  Trademark-
----------------- ------------------------ ---------------------------------------- ------------------------------------
YIV               AXP-Registered           Objective: long-term capital             IDS Life, investment manager;
                  Trademark- Variable      appreciation. Invests primarily in       AEFC, investment adviser.
                  Portfolio -  S&P 500     securities that are expected to
                  Index Fund               provide investment results that
                                           correspond to the performance of the
                                           S&P 500 Index.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YSM               AXP-Registered           Objective: long-term capital growth.     IDS Life, investment manager;
                  Trademark- Variable      Invests primarily in equity stocks of    AEFC, investment adviser; Kenwood
                  Portfolio - Small Cap    small companies that are often           Capital Management LLC,
                  Advantage Fund           included in the S&P SmallCap 600 Index   sub-investment adviser.
                                           or the Russell 2000 Index.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YSA               AXP-Registered           Objective: capital appreciation.         IDS Life, investment manager;
                  Trademark- Variable      Invests primarily in common stocks of    AEFC, investment adviser.
                  Portfolio - Strategy     small- and medium-size companies.
                  Aggressive Fund
----------------- ------------------------ ---------------------------------------- ------------------------------------
YCA               AIM V.I. Capital         Objective: growth of capital. Invests    A I M Advisors, Inc.
                  Appreciation Fund        principally in common stocks of
                                           companies likely to benefit from new
                                           or innovative products, services or
                                           processes as well as those with
                                           above-average growth and excellent
                                           prospects for future growth.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YCD               AIM V.I. Capital         Objective: long term growth of           A I M Advisors, Inc.
                  Development Fund         capital. Invests primarily in
                                           securities (including common stocks,
                                           convertible securities and bonds) of
                                           small- and medium-sized companies.
----------------- ------------------------ ---------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 9

----------------- ------------------------ ---------------------------------------- ------------------------------------
SUBACCOUNT        INVESTING IN             INVESTMENT OBJECTIVES AND POLICIES       INVESTMENT ADVISER OR MANAGER
----------------- ------------------------ ---------------------------------------- ------------------------------------
YGI               AIM V.I. Growth and      Objective: growth of capital with        A I M Advisors Inc.
                  Income Fund              current income a secondary objective.
                                           Invests at least 65% of its net assets
                                           in established companies that have
                                           long-term above-average growth in
                                           earnings and dividends and growth
                                           companies that are believed to have
                                           the potential for above-average growth
                                           in earnings and dividends.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YIR               American Century  VP     Objective: long term capital growth.     American Century Investment
                  International            Invests primarily in stocks of growing   Management, Inc.
                                           foreign companies.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YVL               American Century  VP     Objective: long-term capital growth,     American Century Investment
                  Value                    with income as a secondary objective.    Management, Inc.
                                           Invests primarily in stocks of
                                           companies that management believes to
                                           be undervalued at the time of purchase.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YSB               Calvert Variable         Objective: income and capital growth.    Calvert Asset Management Company,
                  Series, Inc. Social      Invests primarily in stocks, bonds and   Inc. (CAMCO), investment adviser.
                  Balanced Portfolio       money market instruments which offer     NCM Capital Management Group, Inc.
                                           income and capital growth opportunity    is the sub-investment adviser.
                                           and which satisfy the investment and
                                           social criteria.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YEG               Credit Suisse Warburg    Objective: maximum capital               Credit Suisse Asset  Management,
                  Pincus Trust -           appreciation. Invests in U.S. equity     LLC
                  Emerging Growth          securities of  emerging-growth
                  Portfolio (previously    companies with growth characteristics
                  Warburg Pincus Trust -   such as positive earnings and
                  Emerging Growth          potential for accelerated growth.
                  Portfolio)
----------------- ------------------------ ---------------------------------------- ------------------------------------
YSC               Credit Suisse Warburg    Objective: capital growth. Invests in    Credit Suisse Asset  Management,
                  Pincus Trust - Small     equity securities of small U.S.          LLC
                  Company Growth           companies which are developing or
                  Portfolio (previously    older companies in a growth stage or
                  Warburg Pincus Trust -   are providing products or services
                  Small Company Growth     with a high unit volume growth rate.
                  Portfolio)
----------------- ------------------------ ---------------------------------------- ------------------------------------
YGC               Fidelity VIP III         Objective: high total return through a   Fidelity Management & Research
                  Growth & Income          combination of current income and        Company (FMR), investment manager;
                  Portfolio  (Service      capital appreciation. Invests            FMR U.K. and  FMR Far East,
                  Class)                   primarily in common stocks with a        sub-investment advisers.
                                           focus on those that pay current
                                           dividends and show potential for
                                           capital appreciation.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YMP               Fidelity VIP III Mid     Objective: long-term growth of           FMR, investment manager;  FMR U.K.
                  Cap Portfolio (Service   capital. Invests primarily in medium     and FMR Far East,  sub-investment
                  Class)                   market capitalization common stocks.     advisers.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YOS               Fidelity VIP Overseas    Objective: long-term growth of           FMR, investment manager;  FMR
                  Portfolio (Service       capital. Invests primarily in common     U.K., FMR Far East, Fidelity
                  Class)                   stocks of foreign securities.            International Investment Advisors
                                                                                    (FIIA) and FIIA U.K.,
                                                                                    sub-investment advisers.
----------------- ------------------------ ---------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
10 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

----------------- ------------------------ ---------------------------------------- ------------------------------------
SUBACCOUNT        INVESTING IN             INVESTMENT OBJECTIVES AND POLICIES       INVESTMENT ADVISER OR MANAGER
----------------- ------------------------ ---------------------------------------- ------------------------------------
YRE               FTVIPT Franklin Real     Objective: capital appreciation with a   Franklin Advisers, Inc.
                  Estate Fund - Class 2    secondary goal to earn current income.
                                           Invests primarily in equity securities
                                           of companies operating in the real
                                           estate industry, primarily equity real
                                           estate investment trusts (REITS).
----------------- ------------------------ ---------------------------------------- ------------------------------------
YSV               FTVIPT Franklin Value    Objective: long-term total return.       Franklin Advisory Services, LLC
                  Securities Fund -        Invests primarily in equity securities
                  Class 2                  of companies the manager believes are
                                           selling substantially below the
                                           underlying value of their assets or
                                           their private market value.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YIF               FTVIPT Templeton         Objective: long-term capital growth.     Templeton Investment  Counsel, LLC
                  International            Invests primarily in equity securities
                  Securities  Fund -       of companies located outside the U.S.,
                  Class 2                  including those in emerging markets.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YIS               FTVIPT Templeton         Objective: long-term capital             Templeton Investment  Counsel, LLC
                  International Smaller    appreciation. Invests primarily in
                  Companies Fund - Class 2 equity securities of smaller companies located outside the U.S., including
                                           those in emerging markets.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YSE               Goldman Sachs VIT        Objective: seeks long-term growth of     Goldman Sachs Asset Management
                  CORE-SM- Small Cap       capital. Invests primarily in a
                  Equity Fund              broadly diversified portfolio of
                                           equity securities of U.S. issuers
                                           which are included in the Russell 2000
                                           Index at the time of investment.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YUE               Goldman Sachs VIT        Objective: seeks long-term growth of     Goldman Sachs Asset Management
                  CORE-SM- U.S. Equity     capital and dividend income. Invests
                  Fund                     primarily in a broadly diversified
                                           portfolio of large-cap and blue chip
                                           equity securities representing all
                                           major sectors of the U.S. economy.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YMC               Goldman Sachs VIT Mid    Objective: seeks long-term capital       Goldman Sachs Asset Management
                  Cap Value Fund           appreciation. Invests primarily in
                                           mid-capitalization companies within
                                           the range of the market capitalization
                                           of companies constituting the Russell
                                           Midcap Value Index at the time of
                                           investment.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YAG               Janus Aspen Series       Objective: long-term growth of           Janus Capital
                  Aggressive Growth        capital.  Non-diversified mutual fund
                  Portfolio:  Service      that invests  primarily in common
                  Shares                   stocks selected for their growth
                                           potential and normally invests at
                                           least 50% of its equity assets in
                                           medium-sized companies.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YGT               Janus Aspen Series       Objective: long-term growth of           Janus Capital
                  Global Technology        capital. Non-diversified mutual fund
                  Portfolio:  Service      that invests primarily in equity
                  Shares                   securities of U.S. and foreign
                                           companies selected for their growth
                                           potential. Normally invests at least
                                           65% of total assets in securities of
                                           companies that the portfolio manager
                                           believes will benefit significantly
                                           from advancements or improvements in
                                           technology.
----------------- ------------------------ ---------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
                                                    PROSPECTUS-- MAY 1, 2001  11

----------------- ------------------------ ---------------------------------------- ------------------------------------
SUBACCOUNT        INVESTING IN             INVESTMENT OBJECTIVES AND POLICIES       INVESTMENT ADVISER OR MANAGER
----------------- ------------------------ ---------------------------------------- ------------------------------------
YIG               Janus Aspen Series       Objective: long-term growth of           Janus Capital
                  International Growth     capital. Invests at least 65%of its
                  Portfolio: Service       total assets in securities of issuers
                  Shares                   from at least five different
                                           countries, excluding the U.S. It may
                                           at times invest all of its assets in
                                           fewer than five countries or even a
                                           single country.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YIP               Lazard Retirement        Objective: long-term capital             Lazard Asset Management
                  International Equity     appreciation. Invests primarily in
                  Portfolio                equity securities, principally common
                                           stocks of relatively large non-U.S.
                                           companies with market capitalizations
                                           in the range of the Morgan Stanley
                                           Capital International (MSCI) Europe,
                                           Australia and Far East
                                           (EAFE-Registered Trademark-) Index
                                           that the Investment Manager believes
                                           are undervalued based on their
                                           earnings, cash flow or asset values.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YGW               MFS-Registered           Objective: long-term growth of capital   MFS Investment
                  Trademark- Investors     and future income. Invests at least      Management-Registered Trademark-
                  Growth Stock Series -    80% of its total assets in common
                  Service Class            stocks and related securities of
                  (previously              companies which MFS believes offer
                  MFS-Registered           better than average prospects for
                  Trademark- Growth        long-term growth.
                  Series)
----------------- ------------------------ ---------------------------------------- ------------------------------------
YDS               MFS-Registered           Objective: capital appreciation.         MFS Investment
                  Trademark- New           Invests primarily in equity securities   Management-Registered Trademark-
                  Discovery Series -       of emerging growth companies.
                  Service Class
----------------- ------------------------ ---------------------------------------- ------------------------------------
YPH               Putnam VT High Yield     Objective: high current income.          Putnam Investment  Management, LLC
                  Fund - Class IB Shares   Capital growth is a secondary goal
                                           when consistent with achieving high
                                           current income. Invests mainly in
                                           corporate bonds rated below
                                           investment-grade (junk bonds) and
                                           that have intermediate to long-term
                                           maturities (three years or longer).
----------------- ------------------------ ---------------------------------------- ------------------------------------
YIO               Putnam VT                Objective: long-term capital             Putnam Investment  Management, LLC
                  International  New       appreciation by investing in common
                  Opportunities Fund -     stock of companies outside the U.S.
                  Class                    IB Shares that Punam Investment
                                           Management, LLC (Putnam Management)
                                           believes are fast growing and whose
                                           earnings are likely to increase over
                                           time.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YNO               Putnam VT New            Objective: long-term capital             Putnam Investment  Management, LLC
                  Opportunities Fund -     appreciation. Invests mainly in common
                  Class IA Shares          stocks of U.S. companies within
                                           sectors that Putnam Management
                                           believes to have high growth potential.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YVS               Putnam VT Vista Fund -   Objective: capital appreciation.         Putnam Investment  Management, LLC
                  Class IB Shares          Invests mainly in common stocks of
                                           mid-sized U.S. companies with a focus
                                           on growth stocks.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YMI               Royce Micro-Cap          Objective: long-term growth of           Royce & Associates, Inc.
                  Portfolio                capital. Invests primarily in a
                                           broadly diversified portfolio of
                                           equity securities issued by micro-cap
                                           companies (companies with stock market
                                           capitalizations below $300 million).
----------------- ------------------------ ---------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
12 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

----------------- ------------------------ ---------------------------------------- ------------------------------------
SUBACCOUNT        INVESTING IN             INVESTMENT OBJECTIVES AND POLICIES       INVESTMENT ADVISER OR MANAGER
----------------- ------------------------ ---------------------------------------- ------------------------------------
YVA               Third Avenue Value       Objective: long-term capital             EQSF Advisers, Inc.
                  Portfolio                appreciation. Invests primarily in
                                           common stocks of well-financed, well
                                           managed companies at a substantial
                                           discount to what the Adviser believes
                                           is their true value.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YIC               Wanger International     Objective: long-term growth of           Liberty Wanger Asset  Management,
                  Small Cap                capital. Invests primarily in stocks     L.P.
                                           of small- and medium-size non-U.S.
                                           companies with capitalizations of less
                                           than $2 billion.
----------------- ------------------------ ---------------------------------------- ------------------------------------
YSP               Wanger U.S. Small Cap    Objective: long-term growth of           Liberty Wanger Asset  Management,
                                           capital. Invests primarily in stocks     L.P.
                                           of small- and medium-size U.S.
                                           companies with capitalizations of less
                                           than $2 billion.
----------------- ------------------------ ---------------------------------------- ------------------------------------

FUND OBJECTIVES

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.


--------------------------------------------------------------------------------
                                                    PROSPECTUS-- MAY 1, 2001  13

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."

RATES OF RETURN OF THE FUNDS: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.

RATES OF RETURN OF THE FUNDS FOR PERIOD ENDING DEC. 31, 2000

                                                                                                                          10 YEARS
                                                                                                                          OR SINCE
FUND                                                                                     1 YEAR     3 YEARS    5 YEARS  COMMENCEMENT
 IDS Life Series Fund, Inc. -

      Equity Portfolio (1/86)(1)                                                         (24.67%)    14.11%     16.63%    19.79%

      Equity Income Portfolio (6/99)(1)                                                    0.37         --         --     (1.26)

      Government Securities Portfolio (1/86)(1)                                           12.09       6.00       5.59      7.46

      Income Portfolio (1/86)(1)                                                           6.72       4.18       4.80      7.84

      International Equity Portfolio (10/94)(1)                                          (24.08)      8.13      10.70     14.29

      Managed Portfolio (1/86)(1)                                                        (13.89)      7.08      10.64     13.25

      Money Market Portfolio (1/86)(1) (6.13% Simple, 6.31% Compound)(2)                   6.00       5.26       5.16      4.62

 AXP-Registered Trademark- Variable Portfolio -

      Blue Chip Advantage Fund (9/99)(1)                                                 (10.48)        --         --      1.25

      Bond Fund (10/81)(1)                                                                 5.41       2.86       4.59      8.15

      Capital Resource Fund (10/81)(1)                                                   (17.46)      8.23      11.13     13.23

      Cash Management Fund (10/81)(1) (5.97% Simple, 6.15% Compound)(2)                    5.83       5.23       5.18      4.69

      Diversified Equity Income Fund (9/99)(1)                                            (0.78)        --         --      3.03

      Emerging Markets Fund (5/00)(1)                                                        --         --         --    (26.55)(3)

      Extra Income Fund (5/96)(1)                                                         (9.31)     (2.71)        --      2.15

      Federal Income Fund (9/99)(1)                                                        8.47         --         --      6.86

      Global Bond Fund (5/96)(1)                                                           3.24       2.17         --      3.90

      Growth Fund (9/99)(1)                                                              (19.30)        --         --     (2.28)

      International Fund (1/92)(1)                                                       (24.93)      8.18       7.24      8.25

      Managed Fund (4/86)(1)                                                              (2.31)      9.12      12.52     12.85

      New Dimensions Fund-Registered Trademark- (5/96)(1)                                 (9.08)     15.58         --     17.75

      S&P 500 Index Fund (5/00)(1)                                                           --         --         --     (9.84)(3)

      Small Cap Advantage Fund (9/99)(1)                                                   4.16         --         --     13.69

      Strategy Aggressive Fund (1/92)(1)                                                 (19.04)     12.42      13.17     12.31

 AIM V.I.

      Capital Appreciation Fund (5/93)(1)                                                (10.91)     15.14      15.45     17.37

      Capital Development Fund (5/98)(1)                                                   9.25         --         --     10.48

      Growth and Income Fund (5/94)(1)                                                   (14.56)     13.56      17.17     17.66

 American Century VP

      International (5/94)(1)                                                            (16.83)     17.49      17.07     13.64

      Value (5/96)(1)                                                                     18.14       7.09         --     12.59

 Calvert Variable Series, Inc.

      Social Balanced Portfolio (9/86)(1)                                                 (3.13)      8.12      11.32     11.24

 Credit Suisse Warburg Pincus Trust

      Emerging Growth Portfolio (9/99)(1) (previously Warburg Pincus Trust -
      Emerging Growth Portfolio)                                                          (1.53)        --         --     22.24

      Small Company Growth Portfolio (6/95)(1)

      (previously Warburg Pincus Trust - Small Company Growth Portfolio)                 (18.11)     10.39      12.12     15.54


--------------------------------------------------------------------------------
14 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

RATES OF RETURN OF THE FUNDS FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                                                                                          10 YEARS
                                                                                                                          OR SINCE
FUND                                                                                     1 YEAR     3 YEARS    5 YEARS  COMMENCEMENT
 Fidelity VIP

      III Growth & Income Portfolio (Service Class) (12/96)(1)                            (3.69%)       --%        --%    14.98%

      III Mid Cap Portfolio (Service Class) (12/98)(1)                                    33.54      10.73         --     42.92

      Overseas Portfolio (Service Class) (1/87)(1)                                       (19.18)      9.07      10.37      9.24

 FTVIPT

      Franklin Real Estate Fund - Class 2 (1/89)(1),(4)                                   31.59       0.83      10.44     13.47

      Franklin Value Securities Fund - Class 2 (5/98)(1),(4)                              25.02         --         --     (0.47)

      Templeton International Securities Fund - Class 2 (5/92)(1),(5)                     (2.38)      9.48      13.11     13.06

      Templeton International Smaller Companies Fund - Class 2 (5/96)(1),(4)              (1.24)      2.39         --      3.79

 Goldman Sachs VIT

      CORESM Small Cap Equity Fund (2/98)(1),(6)                                           1.75         --         --      2.86

      CORESM U.S. Equity Fund (2/98)(1),(6)                                               (9.59)        --         --      9.20

      Mid Cap Value Fund (5/98)(1)                                                        30.97         --         --      4.41

 Janus Aspen Series

      Aggressive Growth Portfolio: Service Shares (9/93)(1),(7)                          (31.78)     26.89      19.89     22.16

      Global Technology Portfolio: Service Shares (1/00)(1),(7)                              --         --         --    (34.11)

      International Growth Portfolio: Service Shares (5/94)(1),(7)                       (16.14)     20.73      23.00     20.32

 Lazard Retirement Series

      International Equity Portfolio (9/98)(1)                                            (9.62)        --         --      9.36

 MFS-Registered Trademark-

      Investors Growth Stock Series - Service Class
      (previously MFS-Registered Trademark- Growth Series) (5/99)(1),(8)                  (6.24)        --         --     17.77

      New Discovery Series - Service Class (5/98)(1),(8)                                  (2.05)        --         --     22.96

 Putnam Variable Trust

      Putnam VT High Yield - Class IB Shares (2/88)(1),(9)                                (8.51)     (3.07)      3.22     10.87

      Putnam VT International New Opportunities Fund -
      Class IB Shares (1/97)(1),(9)                                                      (38.67)     12.83         --      9.42

      Putnam VT New Opportunities Fund - Class IA Shares (5/94)(1)                       (26.09)     15.90      16.16     19.68

      Putnam VT Vista Fund - Class IB Shares (1/97)(1),(9)                                (4.09)     20.47         --     21.17

 Royce

      Micro-Cap Portfolio (12/96)(1)                                                      18.55      16.49         --     17.65

 Third Avenue

      Value Portfolio (9/99)(1)                                                           40.52         --         --     52.32

 Wanger

      International Small Cap (5/95)(1)                                                  (27.84)     23.86      19.84     23.62

      U.S. Small Cap (5/95)(1)                                                            (8.16)      7.67      18.82     19.52

(1)  (Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3)  Cumulative return (not annualized) since commencement date of the fund.

(4) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.

(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(6)  CORE-SM- is a service mark of Goldman, Sachs & Co.

(7) The return shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on Service shares' estimated fees and expenses (ignoring any fee and expense limitations).

(8) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(9) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 15

RATES OF RETURN OF SUBACCOUNTS: Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show performance from the commencement date of the funds as if the policy existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3.5% premium expense charge. In the second table the rates of return do not reflect the 3.5% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 3 1/2% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000

                                                                              PERFORMANCE SINCE
                                                                       COMMENCEMENT OF THE SUBACCOUNT
                                                                                              SINCE
SUBACCOUNT     INVESTING IN:                                   1 YEAR   5 YEARS 10 YEARS  COMMENCEMENT
               IDS Life Series Fund, Inc. -

 Equity             Equity Portfolio (8/87; 1/86)(1)           (27.96%)  14.77%  18.30%      --%

 Equity             Equity Income
 Income             Portfolio (11/00; 6/99)(1)                     --       --      --    (0.69)(3)

 Government         Government Securities
 Securities         Portfolio (8/87; 1/86)(1)                    7.21     3.90    6.12       --

 Income             Income Portfolio (8/87; 1/86)(1)             2.06     3.12    6.50       --

 International      International Equity
 Equity             Portfolio (10/94; 10/94)(1)                (27.39)    8.97      --    12.61

 Managed            Managed Portfolio (8/87; 1/86)(1)          (17.64)    8.88   11.84       --

 Money              Money Market
 Market             Portfolio (8/87; 1/86)(1)
                    (6.13% Simple, 6.31% Compound)(2)            1.37     3.47    3.33       --

               AXP-Registered Trademark- Variable Portfolio -

 YBC                Blue Chip Advantage Fund (11/00; 9/99)(1)      --       --      --    (6.07)(3)

 YBD                Bond Fund (11/00; 10/81)(1)                    --       --      --    (1.03)(3)

 YCR                Capital Resource Fund (11/00; 10/81)(1)        --       --      --    (5.72)(3)

 YCM                Cash Management Fund (11/00; 10/81)(1)
                    (5.97% Simple, 6.15% Compound)(2)              --       --      --    (2.88)(3)

 YDE                Diversified Equity
                    Income Fund (11/00; 9/99)(1)                   --       --      --    (0.58)(3)

 YEM                Emerging Markets Fund (11/00; 5/00)(1)         --       --      --    (8.05)(3)

 YEX                Extra Income Fund (11/00; 5/96)(1)             --       --      --    (5.99)(3)

 YFI                Federal Income Fund (11/00; 9/99)(1)           --       --      --    (1.30)(3)

 YGB                Global Bond Fund (11/00; 5/96)(1)              --       --      --     1.94(3)

 YGR                Growth Fund (11/00; 9/99)(1)                   --       --      --   (12.42)(3)

 YIE                International Fund (11/00; 1/92)(1)            --       --      --    (4.50)(3)

 YMF                Managed Fund (11/00; 4/86)(1)                  --       --      --    (2.79)(3)

 YND                New Dimensions Fund-Registered Trademark-
                    (11/00; 5/96)(1)                               --       --      --    (4.90)(3)

 YIV                S&P 500 Index Fund (11/00; 5/00)(1)            --       --      --    (5.71)(3)

 YSM                Small Cap Advantage Fund (11/00; 9/99)(1)      --       --      --    (1.37)(3)

 YSA                Strategy Aggressive Fund (11/00; 1/92)(1)      --       --      --   (10.82)(3)

               AIM V.I.
 YCA                Capital Appreciation Fund (11/00; 5/93)(1)     --       --      --    (9.47)(3)

 YCD                Capital Development Fund (11/00; 5/98)(1)      --       --      --    (1.49)(3)

 YGI                Growth and Income Fund (11/96; 5/94)(1)    (18.28)      --      --    14.07

                                                                               PERFORMANCE SINCE
                                                                            COMMENCEMENT OF THE FUND
                                                                                                   SINCE
SUBACCOUNT     INVESTING IN:                                     1 YEAR    5 YEARS    10 YEARS   COMMENCEMENT
               IDS Life Series Fund, Inc. -

 Equity             Equity Portfolio (8/87; 1/86)(1)             (27.96%)    14.77%     18.30%        --%

 Equity             Equity Income
 Income             Portfolio (11/00; 6/99)(1)                    (4.01)        --         --      (4.37)

 Government         Government Securities
 Securities         Portfolio (8/87; 1/86)(1)                      7.21       3.90       6.12         --

 Income             Income Portfolio (8/87; 1/86)(1)               2.06       3.12       6.50         --

 International      International Equity
 Equity             Portfolio (10/94; 10/94)(1)                  (27.39)      8.97         --      12.61

 Managed            Managed Portfolio (8/87; 1/86)(1)            (17.64)      8.88      11.84         --

 Money              Money Market
 Market             Portfolio (8/87; 1/86)(1)
                    (6.13% Simple, 6.31% Compound)(2)              1.37       3.47       3.33         --

               AXP-Registered Trademark- Variable Portfolio -

 YBC                Blue Chip Advantage Fund (11/00; 9/99)(1)    (14.39)        --         --      (2.37)

 YBD                Bond Fund (11/00; 10/81)(1)                    0.86       3.18       6.95         --

 YCR                Capital Resource Fund (11/00; 10/81)(1)      (21.06)      9.36      11.83         --

 YCM                Cash Management Fund (11/00; 10/81)(1)
                    (5.97% Simple, 6.15% Compound)(2)              1.26       3.51       3.39         --

 YDE                Diversified Equity
                    Income Fund (11/00; 9/99)(1)                  (5.11)        --         --      (0.66)

 YEM                Emerging Markets Fund (11/00; 5/00)(1)           --         --         --     (29.53)(4)

 YEX                Extra Income Fund (11/00; 5/96)(1)           (13.28)        --         --       0.46

 YFI                Federal Income Fund (11/00; 9/99)(1)           3.74         --         --       3.08

 YGB                Global Bond Fund (11/00; 5/96)(1)             (1.25)        --         --       2.18

 YGR                Growth Fund (11/00; 9/99)(1)                 (22.82)        --         --      (5.77)

 YIE                International Fund (11/00; 1/92)(1)          (28.21)      5.63         --       6.90

 YMF                Managed Fund (11/00; 4/86)(1)                 (6.56)     10.88      11.51         --

 YND                New Dimensions Fund-Registered Trademark-
                    (11/00; 5/96)(1)                             (13.05)        --         --      15.80

 YIV                S&P 500 Index Fund (11/00; 5/00)(1)              --         --         --     (13.51)(4)

 YSM                Small Cap Advantage Fund (11/00; 9/99)(1)     (0.37)        --         --       9.59

 YSA                Strategy Aggressive Fund (11/00; 1/92)(1)    (22.57)     11.41         --      10.88

               AIM V.I.
 YCA                Capital Appreciation Fund (11/00; 5/93)(1)   (14.80)     13.62         --      15.77

 YCD                Capital Development Fund (11/00; 5/98)(1)      4.54         --         --       8.02

 YGI                Growth and Income Fund (11/96; 5/94)(1)      (18.28)     15.30         --      15.98


--------------------------------------------------------------------------------
16 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 3 1/2% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                                                PERFORMANCE SINCE
                                                                         COMMENCEMENT OF THE SUBACCOUNT
                                                                                                SINCE
SUBACCOUNT     INVESTING IN:                                     1 YEAR   5 YEARS   10 YEARS  COMMENCEMENT
               American Century VP

 YIR                International (11/00; 5/94)(1)                 --%      --%        --%     (1.59%)(3)

 YVL                Value (11/00; 5/96)(1)                         --       --         --       3.87(3)

               Calvert Variable Series, Inc.

 YSB                Social Balanced Portfolio (11/00; 9/86)(1)     --       --         --      (5.46)(3)

               Credit Suisse Warburg Pincus Trust

 YEG                Emerging Growth Portfolio (11/00; 9/99)(1)
                    (previously Warburg Pincus Trust -
                    Emerging Growth Portfolio)                     --       --         --      (3.91)(3)

 YSC                Small Company
                    Growth Portfolio (11/00; 6/95)(1)
                    (previously Warburg Pincus Trust -
                    Small Company Growth Portfolio)                --       --         --      (4.83)(3)

               Fidelity VIP

 YGC                III Growth & Income Portfolio
                    (Service Class) (11/00; 12/96)(1)              --       --         --      (3.86)(3)

 YMP                III Mid Cap Portfolio
                    (Service Class) (11/00; 12/98)(1)              --       --         --       2.77(3)

 YOS                Overseas Portfolio
                    (Service Class) (11/00; 1/87)(1)               --       --         --      (5.50)(3)

               FTVIPT

 YRE                Franklin Real Estate Fund -
                    Class 2 (11/00; 1/89)(1),(5)                   --       --         --       4.32(3)

 YSV                Franklin Value Securities Fund -
                    Class 2 (11/00; 5/98)(1),(5)                   --       --         --       3.90(3)

 YIF                Templeton International Securities Fund -
                    Class 2 (11/00; 5/92)(1),(6)                   --       --         --       0.48(3)

 YIS                Templeton International Smaller
                    Companies Fund - Class 2 (11/00; 5/96)(1),(5)  --       --         --      (1.69)(3)

               Goldman Sachs VIT

 YSE                CORE-SM- Small Cap
                    Equity Fund (11/00; 2/98)(1),(7)               --       --         --      (0.51)(3)

 YUE                CORE-SM- U.S. Equity Fund (11/00; 2/98)(1),(7) --       --         --      (5.95)(3)

 YMC                Mid Cap Value Fund (11/00; 5/98)(1)            --       --         --       7.24(3)

               Janus Aspen Series

 YAG                Aggressive Growth Portfolio:
                    Service Shares (11/00; 9/93)(1),(8)            --       --         --     (14.71)(3)

 YGT                Global Technology Portfolio:
                    Service Shares (11/00; 1/00)(1),(8)            --       --         --     (16.76)(3)

 YIG                International Growth Portfolio:
                    Service Shares (11/00; 5/94)(1),(8)            --       --         --      (7.35)(3)

               Lazard Retirement Series

 YIP                International Equity
                    Portfolio (11/00; 9/98)(1)                     --       --         --      (1.71)(3)
                                                                                 PERFORMANCE SINCE
                                                                              COMMENCEMENT OF THE FUND
                                                                                                     SINCE
SUBACCOUNT     INVESTING IN:                                       1 YEAR    5 YEARS    10 YEARS   COMMENCEMENT
               American Century VP

 YIR                International (11/00; 5/94)(1)                 (20.45%)   13.24%        --%     10.57%

 YVL                Value (11/00; 5/96)(1)                          12.99        --         --      10.72

               Calvert Variable Series, Inc.

 YSB                Social Balanced Portfolio (11/00; 9/86)(1)      (7.45)     9.51       9.84         --

               Credit Suisse Warburg Pincus Trust

 YEG                Emerging Growth Portfolio (11/00; 9/99)(1)
                    (previously Warburg Pincus Trust -
                    Emerging Growth Portfolio)                      (5.83)       --         --      17.94

 YSC                Small Company
                    Growth Portfolio (11/00; 6/95)(1)
                    (previously Warburg Pincus Trust -
                    Small Company Growth Portfolio)                (21.68)    10.33         --      13.77

               Fidelity VIP

 YGC                III Growth & Income Portfolio
                    (Service Class) (11/00; 12/96)(1)               (7.89)       --         --      13.23

 YMP                III Mid Cap Portfolio
                    (Service Class) (11/00; 12/98)(1)               27.86        --         --      39.25

 YOS                Overseas Portfolio
                    (Service Class) (11/00; 1/87)(1)               (22.68)     8.60       7.88         --

               FTVIPT

 YRE                Franklin Real Estate Fund -
                    Class 2 (11/00; 1/89)(1),(5)                    25.85      8.68      12.06         --

 YSV                Franklin Value Securities Fund -
                    Class 2 (11/00; 5/98)(1),(5)                    19.57        --         --      (2.67)

 YIF                Templeton International Securities Fund -
                    Class 2 (11/00; 5/92)(1),(6)                    (6.63)    11.31         --      11.59

 YIS                Templeton International Smaller
                    Companies Fund - Class 2 (11/00; 5/96)(1),(5)   (5.54)       --         --       2.10

               Goldman Sachs VIT

 YSE                CORE-SM- Small Cap
                    Equity Fund (11/00; 2/98)(1),(7)                (2.69)       --         --       0.65

 YUE                CORE-SM- U.S. Equity Fund (11/00; 2/98)(1),(7) (13.56)       --         --       6.86

 YMC                Mid Cap Value Fund (11/00; 5/98)(1)             25.36        --         --       2.07

               Janus Aspen Series

 YAG                Aggressive Growth Portfolio:
                    Service Shares (11/00; 9/93)(1),(8)            (34.75)    17.99         --      20.48

 YGT                Global Technology Portfolio:
                    Service Shares (11/00; 1/00)(1),(8)                --        --         --     (36.96)(4)

 YIG                International Growth Portfolio:
                    Service Shares (11/00; 5/94)(1),(8)            (19.80)    21.15         --      18.85

               Lazard Retirement Series

 YIP                International Equity
                    Portfolio (11/00; 9/98)(1)                     (13.54)       --         --       6.76


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 17

AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 3 1/2% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                                                PERFORMANCE SINCE
                                                                         COMMENCEMENT OF THE SUBACCOUNT
                                                                                                SINCE
SUBACCOUNT     INVESTING IN:                                     1 YEAR   5 YEARS   10 YEARS  COMMENCEMENT
               MFS-Registered Trademark-

 YGW                Investors Growth Stock Series -
                    Service Class (previously
                    MFS-Registered Trademark- Growth Series)
                    (11/00; 5/99)(1),(9)                                --%   --%      --%      (6.56%)(3)

 YDS                New Discovery Series -
                    Service Class (11/00; 5/98)(1),(9)                  --     --       --      (4.30)(3)

               Putnam Variable Trust

 YPH                Putnam VT High Yield -
                    Class IB Shares (11/00; 2/88)(1),(10)               --    --       --       (5.19)(3)

 YIO                Putnam VT International New Opportunities
                    Fund - Class IB Shares (11/00; 1/97)(1),(10)        --    --       --       (7.79)(3)

 YNO                Putnam VT New Opportunities Fund -
                    Class IA Shares (11/96; 5/94)(1)                (29.32)   --       --       14.53

 YVS                Putnam VT Vista Fund -
                    Class IB Shares (11/00; 1/97)(1),(10)               --    --       --       (7.80)(3)

               Royce

 YMI                Micro-Cap Portfolio (11/00; 12/96)(1)               --    --       --        1.81(3)

               Third Avenue

 YVA                Value Portfolio (11/00; 9/99)(1)                    --    --       --        5.40(3)

               Wanger

 YIC                International Small Cap (11/00; 5/95)(1)            --    --       --      (11.53)(3)

 YSP                U.S. Small Cap (11/00; 5/95)(1)                     --    --       --        2.49(3)
                                                                                 PERFORMANCE SINCE
                                                                              COMMENCEMENT OF THE FUND
                                                                                                     SINCE
SUBACCOUNT     INVESTING IN:                                       1 YEAR    5 YEARS    10 YEARS   COMMENCEMENT
               MFS-Registered Trademark-

 YGW                Investors Growth Stock Series -
                    Service Class (previously
                    MFS-Registered Trademark- Growth Series)
                    (11/00; 5/99)(1),(9)                            (10.40%)       --%        --%     14.17%

 YDS                New Discovery Series -
                    Service Class (11/00; 5/98)(1),(9)               (6.37)        --         --      20.18

               Putnam Variable Trust

 YPH                Putnam VT High Yield -
                    Class IB Shares (11/00; 2/88)(1),(10)           (12.50)      1.56       9.49         --

 YIO                Putnam VT International New Opportunities
                    Fund - Class IB Shares (11/00; 1/97)(1),(10)    (41.34)        --         --       7.46

 YNO                Putnam VT New Opportunities Fund -
                    Class IA Shares (11/96; 5/94)(1)                (29.32)     14.30         --      18.00

 YVS                Putnam VT Vista Fund -
                    Class IB Shares (11/00; 1/97)(1),(10)            (8.27)        --         --      19.05

               Royce

 YMI                Micro-Cap Portfolio (11/00; 12/96)(1)            13.38         --         --      15.55

               Third Avenue

 YVA                Value Portfolio (11/00; 9/99)(1)                 34.38         --         --      33.92

               Wanger

 YIC                International Small Cap (11/00; 5/95)(1)        (31.09)     17.91         --      21.73

 YSP                U.S. Small Cap (11/00; 5/95)(1)                 (12.17)     16.90         --      17.69

(1)  (Commencement date of the subaccount; Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3) Cumulative return (not annualized) since commencement date of the subaccount.

(4)  Cumulative return (not annualized) since commencement date of the fund.

(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.

(6) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(7)  CORE-SM- is a service mark of Goldman, Sachs & Co.

(8) The return shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on Service shares' estimated fees and expenses (ignoring any fee and expense limitations).

(9) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(10) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.


--------------------------------------------------------------------------------
18 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

AVERAGE ANNUAL TOTAL RETURN WITHOUT REFLECTING THE 3 1/2% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000

                                                                                PERFORMANCE SINCE
                                                                         COMMENCEMENT OF THE SUBACCOUNT
                                                                                                SINCE
SUBACCOUNT     INVESTING IN:                                     1 YEAR   5 YEARS   10 YEARS  COMMENCEMENT
               IDS Life Series Fund, Inc. -

 Equity             Equity Portfolio (8/87; 1/86)(1)             (25.35%)    15.59%     18.72%        --%

 Equity             Equity Income
 Income             Portfolio (11/00; 6/99)(1)                       --         --         --       2.91(3)

 Government         Government Securities
 Securities         Portfolio (8/87; 1/86)(1)                     11.09       4.65       6.50         --

 Income             Income Portfolio (8/87; 1/86)(1)               5.77       3.86       6.88         --

 International      International Equity
 Equity             Portfolio (10/94; 10/94)(1)                  (24.76)      9.75         --      13.27

 Managed            Managed Portfolio (8/87; 1/86)(1)            (14.66)      9.65      12.24         --

 Money              Money Market
 Market             Portfolio (8/87; 1/86)(1)
                    (6.13% Simple, 6.31% Compound)(2)              5.04       4.21       3.70         --

               AXP-Registered Trademark- Variable Portfolio -

 YBC                Blue Chip Advantage Fund (11/00; 9/99)(1)        --         --         --      (2.66)(3)

 YBD                Bond Fund (11/00; 10/81)(1)                      --         --         --       2.56(3)

 YCR                Capital Resource Fund (11/00; 10/81)(1)          --         --         --      (2.30)(3)

 YCM                Cash Management Fund (11/00; 10/81)(1)
                    (5.97% Simple, 6.15% Compound)(2)                --         --         --       0.64(3)

 YDE                Diversified Equity
                    Income Fund (11/00; 9/99)(1)                     --         --         --       3.03(3)

 YEM                Emerging Markets Fund (11/00; 5/00)(1)           --         --         --      (4.71)(3)

 YEX                Extra Income Fund (11/00; 5/96)(1)               --         --         --      (2.58)(3)

 YFI                Federal Income Fund (11/00; 9/99)(1)             --         --         --       2.28(3)

 YGB                Global Bond Fund (11/00; 5/96)(1)                --         --         --       5.64(3)

 YGR                Growth Fund (11/00; 9/99)(1)                     --         --         --      (9.25)(3)

 YIE                International Fund (11/00; 1/92)(1)              --         --         --      (1.03)(3)

 YMF                Managed Fund (11/00; 4/86)(1)                    --         --         --       0.74(3)

 YND                New Dimensions Fund-Registered Trademark-
                    (11/00; 5/96)(1)                                 --         --         --      (1.45)(3)

 YIV                S&P 500 Index Fund (11/00; 5/00)(1)              --         --         --      (2.29)(3)

 YSM                Small Cap Advantage Fund (11/00; 9/99)(1)        --         --         --       2.20(3)

 YSA                Strategy Aggressive Fund (11/00; 1/92)(1)        --         --         --      (7.58)(3)

               AIM V.I.

 YCA                Capital Appreciation Fund (11/00; 5/93)(1)       --         --         --      (6.18)(3)

 YCD                Capital Development Fund (11/00; 5/98)(1)        --         --         --       2.09(3)

 YGI                Growth and Income Fund (11/96; 5/94)(1)      (15.32)        --         --      15.07

               American Century VP

 YIR                International (11/00; 5/94)(1)                   --         --         --       1.98(3)

 YVL                Value (11/00; 5/96)(1)                           --         --         --       7.63(3)

               Calvert Variable Series, Inc.

 YSB                Social Balanced Portfolio (11/00; 9/86)(1)       --         --         --      (2.03)(3)
                                                                                 PERFORMANCE SINCE
                                                                              COMMENCEMENT OF THE FUND
                                                                                                     SINCE
SUBACCOUNT     INVESTING IN:                                       1 YEAR    5 YEARS    10 YEARS   COMMENCEMENT
               IDS Life Series Fund, Inc. -

 Equity             Equity Portfolio (8/87; 1/86)(1)                 (25.35%)    15.59%     18.72%        --%

 Equity             Equity Income
 Income             Portfolio (11/00; 6/99)(1)                        (0.53)        --         --      (2.13)

 Government         Government Securities
 Securities         Portfolio (8/87; 1/86)(1)                         11.09       4.65       6.50         --

 Income             Income Portfolio (8/87; 1/86)(1)                   5.77       3.86       6.88         --

 International      International Equity
 Equity             Portfolio (10/94; 10/94)(1)                      (24.76)      9.75         --      13.27

 Managed            Managed Portfolio (8/87; 1/86)(1)                 (14.66)     9.65      12.24         --

 Money              Money Market
 Market             Portfolio (8/87; 1/86)(1)
                    (6.13% Simple, 6.31% Compound)(2)                  5.04       4.21       3.70         --

               AXP-Registered Trademark- Variable Portfolio -

 YBC                Blue Chip Advantage Fund (11/00; 9/99)(1)        (11.28)        --         --       0.35

 YBD                Bond Fund (11/00; 10/81)(1)                        4.52       3.92       7.33         --

 YCR                Capital Resource Fund (11/00; 10/81)(1)          (18.20)     10.14      12.22         --

 YCM                Cash Management Fund (11/00; 10/81)(1)
                    (5.97% Simple, 6.15% Compound)(2)                  4.93       4.25       3.76         --

 YDE                Diversified Equity
                    Income Fund (11/00; 9/99)(1)                      (1.67)        --         --       2.10

 YEM                Emerging Markets Fund (11/00; 5/00)(1)               --         --         --     (26.98)(4)

 YEX                Extra Income Fund (11/00; 5/96)(1)               (10.14)        --         --       1.23

 YFI                Federal Income Fund (11/00; 9/99)(1)               7.51         --         --       5.95

 YGB                Global Bond Fund (11/00; 5/96)(1)                  2.33         --         --       2.97

 YGR                Growth Fund (11/00; 9/99)(1)                     (20.02)        --         --      (3.14)

 YIE                International Fund (11/00; 1/92)(1)              (25.60)      6.38         --       7.33

 YMF                Managed Fund (11/00; 4/86)(1)                     (3.17)     11.67      11.90         --

 YND                New Dimensions Fund-Registered Trademark-
                    (11/00; 5/96)(1)                                  (9.89)        --         --      16.69

 YIV                S&P 500 Index Fund (11/00; 5/00)(1)                  --         --         --     (10.37)(4)

 YSM                Small Cap Advantage Fund (11/00; 9/99)(1)          3.24         --         --      12.65

 YSA                Strategy Aggressive Fund (11/00; 1/92)(1)        (19.76)     12.20         --      11.32

               AIM V.I.

 YCA                Capital Appreciation Fund (11/00; 5/93)(1)       (11.71)     14.43         --      16.31

 YCD                Capital Development Fund (11/00; 5/98)(1)          8.33         --         --       9.47

 YGI                Growth and Income Fund (11/96; 5/94)(1)          (15.32)     16.13         --      16.60

               American Century VP

 YIR                International (11/00; 5/94)(1)                   (17.57)     14.05         --      11.16

 YVL                Value (11/00; 5/96)(1)                            17.09         --         --      11.57

               Calvert Variable Series, Inc.

 YSB                Social Balanced Portfolio (11/00; 9/86)(1)        (4.09)     10.30      10.23         --


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 19

AVERAGE ANNUAL TOTAL RETURN WITHOUT REFLECTING THE 3 1/2% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                                                PERFORMANCE SINCE
                                                                         COMMENCEMENT OF THE SUBACCOUNT
                                                                                                SINCE
SUBACCOUNT     INVESTING IN:                                     1 YEAR   5 YEARS   10 YEARS  COMMENCEMENT
               Credit Suisse Warburg Pincus Trust

 YEG                Emerging Growth Portfolio (11/00; 9/99)(1)
                    (previously Warburg Pincus Trust -
                    Emerging Growth Portfolio)                       --%      --%        --%      (0.42%)(3)

 YSC                Small Company
                    Growth Portfolio (11/00; 6/95)(1)
                    (previously Warburg Pincus Trust -
                    Small Company Growth Portfolio)                  --       --         --      (1.38)(3)

               Fidelity VIP

 YGC                III Growth & Income Portfolio
                    (Service Class) (11/00; 12/96)(1)                --       --         --      (0.38)(3)

 YMP                III Mid Cap Portfolio
                    (Service Class) (11/00; 12/98)(1)                --       --         --       6.50(3)

 YOS                Overseas Portfolio
                    (Service Class) (11/00; 1/87)(1)                 --       --         --      (2.08)(3)

               FTVIPT

 YRE                Franklin Real Estate Fund -
                    Class 2 (11/00; 1/89)(1),(5)                     --       --         --       8.11(3)

 YSV                Franklin Value Securities Fund -
                    Class 2 (11/00; 5/98)(1),(5)                     --       --         --       7.67(3)

 YIF                Templeton International Securities Fund -
                    Class 2 (11/00; 5/92)(1),(6)                     --       --         --       4.13(3)

 YIS                Templeton International Smaller
                    Companies Fund - Class 2 (11/00; 5/96)(1),(5)    --       --         --       1.88(3)

               Goldman Sachs VIT

 YSE                CORE-SM- Small Cap
                    Equity Fund (11/00; 2/98)(1),(7)                 --       --         --       3.10(3)

 YUE                CORE-SM- U.S. Equity Fund (11/00; 2/98)(1),(7)   --       --         --      (2.54)(3)

 YMC                Mid Cap Value Fund (11/00; 5/98)(1)              --       --         --      11.13(3)

               Janus Aspen Series

 YAG                Aggressive Growth Portfolio:
                    Service Shares (11/00; 9/93)(1),(8)              --       --         --     (11.61)(3)

 YGT                Global Technology Portfolio:
                    Service Shares (11/00; 1/00)(1),(8)              --       --         --     (13.74)(3)

 YIG                International Growth Portfolio:
                    Service Shares (11/00; 5/94)(1),(8)              --       --         --      (3.99)(3)

               Lazard Retirement Series

 YIP                International Equity
                    Portfolio (11/00; 9/98)(1)                       --       --         --       1.86(3)

               MFS-Registered Trademark-

 YGW                Investors Growth Stock Series -
                    Service Class (previously
                    MFS-Registered Trademark- Growth Series)
                    (11/00; 5/99)(1),(9)                             --       --         --      (3.17)(3)

 YDS                New Discovery Series -
                    Service Class (11/00; 5/98)(1),(9)               --       --         --      (0.83)(3)
                                                                                 PERFORMANCE SINCE
                                                                              COMMENCEMENT OF THE FUND
                                                                                                     SINCE
SUBACCOUNT     INVESTING IN:                                       1 YEAR    5 YEARS    10 YEARS   COMMENCEMENT
               Credit Suisse Warburg Pincus Trust

 YEG                Emerging Growth Portfolio (11/00; 9/99)(1)
                    (previously Warburg Pincus Trust -
                    Emerging Growth Portfolio)                       (2.41%)       --%        --%      21.21%

 YSC                Small Company
                    Growth Portfolio (11/00; 6/95)(1)
                    (previously Warburg Pincus Trust -
                    Small Company Growth Portfolio)                 (18.84)     11.12         --       14.51

               Fidelity VIP

 YGC                III Growth & Income Portfolio
                    (Service Class) (11/00; 12/96)(1)                (4.55)        --         --       14.24

 YMP                III Mid Cap Portfolio
                    (Service Class) (11/00; 12/98)(1)                32.50         --         --       41.74

 YOS                Overseas Portfolio
                    (Service Class) (11/00; 1/87)(1)                (19.88)      9.38       8.27          --

               FTVIPT

 YRE                Franklin Real Estate Fund -
                    Class 2 (11/00; 1/89)(1),(5)                     30.41       9.46      12.46          --

 YSV                Franklin Value Securities Fund -
                    Class 2 (11/00; 5/98)(1),(5)                     23.90         --         --       (1.37)

 YIF                Templeton International Securities Fund -
                    Class 2 (11/00; 5/92)(1),(6)                     (3.25)     12.10         --       12.05

 YIS                Templeton International Smaller
                    Companies Fund - Class 2 (11/00; 5/96)(1),(5)    (2.12)        --         --        2.88

               Goldman Sachs VIT

 YSE                CORE-SM- Small Cap
                    Equity Fund (11/00; 2/98)(1),(7)                  0.84      --            --        1.91

 YUE                CORE-SM- U.S. Equity Fund (11/00; 2/98)(1),(7)   (10.42)     --            --        8.19

 YMC                Mid Cap Value Fund (11/00; 5/98)(1)              29.91      --            --        3.44

               Janus Aspen Series

 YAG                Aggressive Growth Portfolio:
                    Service Shares (11/00; 9/93)(1),(8)             (32.39)     18.83         --       21.07

 YGT                Global Technology Portfolio:
                    Service Shares (11/00; 1/00)(1),(8)                 --         --         --      (34.68)(4)

 YIG                International Growth Portfolio:
                    Service Shares (11/00; 5/94)(1),(8)             (16.89)     22.02         --       19.48

               Lazard Retirement Series

 YIP                International Equity
                    Portfolio (11/00; 9/98)(1)                      (10.40)        --         --        8.41

               MFS-Registered Trademark-

 YGW                Investors Growth Stock Series -
                    Service Class (previously
                    MFS-Registered Trademark- Growth Series)
                    (11/00; 5/99)(1),(9)                             (7.15)        --         --       16.64

 YDS                New Discovery Series -
                    Service Class (11/00; 5/98)(1),(9)               (2.98)        --         --       21.80



--------------------------------------------------------------------------------
20 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

AVERAGE ANNUAL TOTAL RETURN WITHOUT REFLECTING THE 3 1/2% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                                                  PERFORMANCE SINCE
                                                                           COMMENCEMENT OF THE SUBACCOUNT
                                                                                                  SINCE
SUBACCOUNT     INVESTING IN:                                       1 YEAR   5 YEARS   10 YEARS  COMMENCEMENT
               Putnam Variable Trust

 YPH                Putnam VT High Yield -
                    Class IB Shares (11/00; 2/88)(1),(10)             --%        --%      --%      (1.76%)(3)

 YIO                Putnam VT International New Opportunities
                    Fund - Class IB Shares (11/00; 1/97)(1),(10)      --         --       --       (4.45)(3)

 YNO                Putnam VT New Opportunities Fund -
                    Class IA Shares (11/96; 5/94)(1)              (26.75)        --       --       15.53

 YVS                Putnam VT Vista Fund -
                    Class IB Shares (11/00; 1/97)(1),(10)             --         --       --       (4.45)(3)

               Royce

 YMI                Micro-Cap Portfolio (11/00;12/96)(1)              --         --       --        5.51(3)

               Third Avenue

 YVA                Value Portfolio (11/00; 9/99)(1)                  --         --       --        9.22(3)

               Wanger

 YIC                International Small Cap (11/00; 5/95)(1)          --         --       --       (8.32)(3)

 YSP                U.S. Small Cap (11/00; 5/95)(1)                   --         --       --        6.21(3)
                                                                                 PERFORMANCE SINCE
                                                                              COMMENCEMENT OF THE FUND
                                                                                                     SINCE
SUBACCOUNT     INVESTING IN:                                       1 YEAR    5 YEARS    10 YEARS   COMMENCEMENT
               Putnam Variable Trust

 YPH                Putnam VT High Yield -
                    Class IB Shares (11/00; 2/88)(1),(10)           (9.33%)     2.29%      9.88%        --%

 YIO                Putnam VT International New Opportunities
                    Fund - Class IB Shares (11/00; 1/97)(1),(10)   (39.21)        --         --       8.42

 YNO                Putnam VT New Opportunities Fund -
                    Class IA Shares (11/96; 5/94)(1)               (26.75)     15.12         --      18.63

 YVS                Putnam VT Vista Fund -
                    Class IB Shares (11/00; 1/97)(1),(10)           (4.94)        --         --      20.12

               Royce

 YMI                Micro-Cap Portfolio (11/00;12/96)(1)            17.49         --         --      16.58

               Third Avenue

 YVA                Value Portfolio (11/00; 9/99)(1)                39.25         --         --      37.70

               Wanger

 YIC                International Small Cap (11/00; 5/95)(1)       (28.59)     18.75         --      22.49

 YSP                U.S. Small Cap (11/00; 5/95)(1)                 (8.98)     17.73         --      18.43

(1)  (Commencement date of the subaccount; Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3) Cumulative return (not annualized) since commencement date of the subaccount.

(4)  Cumulative return (not annualized) since commencement date of the fund.

(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.

(6) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(7)  CORE-SM- is a service mark of Goldman, Sachs & Co.

(8) The return shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on Service shares' estimated fees and expenses (ignoring any fee and expense limitations).

(9) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(10) Performance information for Class IB shares for periods prior to April 6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 21

THE TRUST

You can direct your premiums to one subaccount that invests in The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A, a unit investment trust ("trust"). This trust matures in 2004.

The objective of the trust is to provide safety of capital and income through investment in a fixed portfolio consisting primarily of zero coupon securities.

Zero coupon securities are:

- bearer obligations issued by the United States Government stripped of their unmatured interest coupons;

-   coupons stripped from United States debt obligations and

-   receipts and certificates for these stripped debt obligations and coupons.

Zero coupon securities are issued and sold at a deep discount from their face value. If they are held to maturity, they return full face value. Before maturity, the market prices of zero coupon securities generally are more volatile than the market prices of conventional, interest-bearing securities.

TRUST MATURITY


We will notify you in writing 30 days before the date the trust matures in 2004. You can give us written instructions seven days or more before the maturity date and tell us how you would like to reallocate the policy value allocated to the subaccount investing in the trust. If we do not receive instructions from you, we will automatically reallocate the policy value allocated to the subaccount investing in the trust to the subaccount that invests in the IDS Life Series Fund - Money Market Portfolio.


ROLES OF SALOMON SMITH BARNEY INC. AND IDS LIFE OF NEW YORK

Salomon Smith Barney sponsors the trust and sells units to the subaccounts. Because the trust invests in a specified portfolio, there is no investment manager.

The price of the trust's units includes a transaction charge, paid directly to Salomon Smith Barney out of our general account assets. This charge is limited by agreement between IDS Life of New York and Salomon Smith Barney and will not be greater than that ordinarily paid by a dealer for similar securities. We will seek reimbursement for the amounts paid through a daily asset charge, described under "Loads, Fees and Charges."

IDS Life of New York and Salomon Smith Barney reserve the right to discontinue the sale of new units of a trust and to create additional trusts in the future.

More detailed information may be found in the current prospectus for the Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A.


--------------------------------------------------------------------------------
22 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.


Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of IDS Life of New York. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account. IDS Life of New York is not obligated to credit interest at any rate higher than 4.5%, although we may do so at our sole discretion. Rates higher than 4.5% will change from time to time, at the discretion of IDS Life of New York and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in elect for new and existing IDS Life of New York policies, product design, competition and IDS Life of New York's revenues and expenses.


We will not credit interest in excess of 4.5% on any portion of the policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts, and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:

-   select a specified amount of insurance;

-   select a death benefit option;

-   designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: IDS Life of New York generally will not issue a policy to persons over the insurance age of 75. We may, however, do so at its sole discretion.

RATE CLASSIFICATION: The rate classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges" and "Optional Insurance Benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

INCONTESTABILITY: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the policy.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 23

DEATH OF THE INSURED: If the insured dies before the policy is issued and:

- if all conditions stated in the application have not been met, IDS Life of New York's sole liability will be to return the premium paid plus any interest earned.

- if all conditions stated in the application have been met, IDS Life of New York's liability will be the lesser of the death benefit applied for or $150,000.

RIGHT TO EXAMINE POLICY


You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York or your financial advisor, with a written request for cancellation:

- by the 10th day after you receive it after IDS Life of New York mails or personally delivers a written notice of withdrawal right; or

-   the 45th day after you sign your application

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years, until the policy value is sufficient to cover the surrender charge, IDS Life of New York requires that you pay premiums sufficient to keep the DBG in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (IDS Life of New York must approve payment at any other interval.) We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if the DBG will remain in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as they are paid or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

Your ability to allocate policy value to the trust may be limited by the availability of trust units.


--------------------------------------------------------------------------------
24 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

KEEPING THE POLICY IN FORCE

DEATH BENEFIT GUARANTEE

The DBG provides that your policy will remain in force until insured's age 65 (or five policy years if later) even in the cash surrender value is insufficient to pay the monthly deductions. The DBG will stay in effect as long as:

-   the sum of premiums paid; minus

-   partial surrenders; minus

-   any outstanding indebtedness; equals or exceeds

-   the minimum monthly premiums; times

-   the number of months since policy date (including the current month)

If, on a monthly date, you have not paid enough premiums to keep the death benefit guarantee in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the death benefit guarantee cannot be reinstated.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the DBG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

IDS Life of New York will mail a notice to your last known address, requesting payment of a premium that will raise the cash surrender value to an amount sufficient to cover the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocated in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid will generally be taxable to the owner. (See "Federal Taxes.") If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrender it for cash. To reinstate, IDS Life of New York will require:

-   a written request;

- evidence satisfactory to IDS Life of New York that the insured remains insurable;

- payment of a premium that will keep the policy in force for at least three months;

- payment of the monthly deductions that were not collected during the grace period; and

-   payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life of New York accepts your application for reinstatement. The suicide period (see "Death Benefits") will apply from the effective date for reinstatement. Surrender charges will also be reinstated.

IDS Life of New York will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 25

Loads, Fees and Charges

Policy charges compensate IDS Life of New York for:

-   providing the insurance benefits of the policy;

-   issuing the policy;

-   administering the policy;

-   assuming certain risks in connection with the policy; and

-   distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has two parts:

SALES CHARGE: 2.5% of each premium payment. Partially compensates IDS Life of New York for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The contingent deferred sales charge, discussed under "Surrender Charge," below also may partially compensate those expenses.)

PREMIUM TAX CHARGE: 1% of each premium payment. Compensates IDS Life of New York for paying taxes imposed by the state of New York on premiums received by insurance companies.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy;

3. the death benefit guarantee charge shown in your policy; and

4. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the four components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which the monthly deduction is to be taken; or

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG is in effect. (See "Death Benefit Guarantee"; also "Grace Period" and "Reinstatement" at the end of this section on policy costs.)

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy, which depends on:

-   the amount of the death benefit;

-   the policy value; and

-   the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [a x (b - c)] + d where:

(a) IS THE MONTHLY COST OF INSURANCE RATE, which reflects the insured's statistical mortality risk, based on his or her sex, attained insurance age (age at last policy anniversary) and rate classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.


--------------------------------------------------------------------------------
26 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

Policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater qualify for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, all policies purchased on or after May 1, 1993 and before November 20, 1997 qualify for lower cost of insurance rates than policies purchased earlier. Cost of insurance rates that are modified to reflect IDS Life of New York and industry-wide changes in mortality experience apply to all policies purchased on or after November 20, 1997.

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0036748 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%);

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders;

(d) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

2. POLICY FEE: $5 per month. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. DEATH BENEFIT GUARANTEE CHARGE: 1 cent per $1,000 of the current specified amount and 1 cent per $1,000 of coverage under any other insured rider. This charge compensates IDS Life of New York for the risk assumed in providing the DBG. The charge is included in the monthly deduction in the first five policy years or until the insured's attained insurance age 65, whichever is later. The charge will not be deducted if the DBG is no longer in effect. For any policy month in which the monthly deduction is paid by a waiver of monthly deduction rider, the minimum monthly premium will be zero. (See "Death Benefit Guarantee," later in this section for an explanation of the minimum monthly premium and "Other Insured Rider," under "Optional Insurance Benefits.")

4. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. See "Optional Insurance Benefits."

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge. The surrender charge is the sum of two parts:

CONTINGENT DEFERRED ISSUE AND ADMINISTRATIVE EXPENSE CHARGE: Reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be $4 per thousand dollars of increase in specified amount. It remains level during the first five years following the effective date of the increase and then decreases monthly until it is zero at the end of the 10th year following the increase.

CONTINGENT DEFERRED SALES CHARGE: Partially compensates IDS Life of New York for expenses of distributing the policy, including financial advisors' commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum premium amount shown in the policy plus 6.5% of all other premium payments. The maximum premium amount shown in the policy will be based on the insured's insurance age, sex, rate classification and initial specified amount. It is calculated according to a formula contained in an SEC rule. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase. Premiums attributable to the increase are calculated as: a x (b + c)

where:

(a) IS THE AMOUNT OF THE INCREASE in the specified amount divided by the total specified amount after the increase;

(b) IS THE POLICY VALUE on the date of the increase; and

(c) IS ALL PREMIUM PAYMENTS paid on or after the date of the increase.

MAXIMUM SURRENDER CHARGE: The total surrender charge is subject to an overall upper limit or "maximum surrender charge." We will show the "maximum surrender charge" for the initial specified amount in the policy. It is based on the insured's insurance age, sex, rate classification and initial specified amount. The "maximum surrender charge" for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If the specified amount is increased, an "additional maximum surrender charge" will apply. We will show the "additional maximum surrender charge" in a revised policy. It will be based on the insured's attained insurance age, sex, rate classification and the amount of the increase. The "additional maximum surrender charge" will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.

If premium payments are equal to or somewhat higher than the premiums needed to keep the DBG in effect, for several years the surrender charge will generally be the charge described in the "Contingent deferred issue and administrative expense charge" and "Contingent deferred sales charge" sections above. After that, the "Maximum surrender charge" will generally apply. If premium payments are paid at a significantly higher level, the "Maximum surrender charge" will generally apply in all years.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 27

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. The specified amount is assumed to be $100,000.

a. the contingent deferred sales charge is 27.5% of premium payments up to a maximum premium amounts of $985 of premium payments and 6.5% of all premium payments in excess of $985.

b. the contingent deferred issue and administrative expense charge is $4 per $1000 of specified amount or $400. This amount remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years.

c. the "maximum surrender charge" is $901. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years.

Assuming an annual premium payment of $900, the actual surrender charge will be the lesser of a+b or c. Here is how we calculate the actual surrender:

LAPSE OR SURRENDER AT BEGINNING OF YEAR     a                b             a + b         c      SURRENDER CHARGE
       1                                   $247.50        $400.00       $647.50       $901.00        $647.50

       2                                    323.85         400.00        723.85        901.00         723.85

       3                                    382.35         400.00        782.35        901.00         782.35

       4                                    440.85         400.00        840.85        901.00         840.85

       5                                    499.35         400.00        899.35        901.00         899.35

       6                                    557.85         400.00        957.85        901.00         901.00

       7                                    616.35         320.00        936.35        720.80         720.80

       8                                    674.85         240.00        914.85        540.60         540.60

       9                                    733.35         160.00        893.35        360.40         360.40

      10                                    791.85          80.00        871.85        180.20         180.20

      11                                    850.35           0.00        850.35          0.00           0.00

From the beginning of the year 6 to the end of year 10, the amounts shown in b and c decrease on a monthly basis.

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount.

For example, a male age 20 with a nonsmoker risk classification and an initial specified amount of $50,000 will have a maximum surrender charge of $6.61 multiplied by 50 or $330.50. As another example, a female age 75 with a smoker risk classification and an initial specified amount of $5,000,000 will have a maximum surrender charge of $33.92 multiplied by 5,000 or $169,600.

MAXIMUM SURRENDER CHARGES (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)

                                             STANDARD             STANDARD
AGE                                           MALE                 FEMALE

        0                                     $5.44                $5.13


        1                                      5.40                 5.11

        2                                      5.45                 5.14

        3                                      5.50                 5.18

        4                                      5.55                 5.22

        5                                      5.61                 5.27

        6                                      5.67                 5.31

        7                                      5.73                 5.36

        8                                      5.81                 5.42

        9                                      5.88                 5.47

        10                                     5.96                 5.53

        11                                     6.05                 5.60

        12                                     6.14                 5.66

        13                                     6.23                 5.73

        14                                     6.33                 5.81

        15                                     6.43                 5.88

        16                                     6.52                 5.96

        17                                     6.62                 6.04

        18                                     6.72                 6.13

        19                                     6.82                 6.22



--------------------------------------------------------------------------------
28 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

MAXIMUM SURRENDER CHARGES (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT) (CONTINUED)

                     STANDARD              NONSMOKER          STANDARD          NONSMOKER
AGE                    MALE                  MALE              FEMALE            FEMALE

 20                   $  7.47               $  6.61           $  6.61           $  6.19


 21                      7.60                  6.70              6.72              6.29

 22                      7.74                  6.81              6.84              6.38

 23                      7.89                  6.92              6.97              6.48

 24                      8.05                  7.04              7.10              6.59

 25                      8.22                  7.16              7.24              6.71

 26                      8.41                  7.30              7.39              6.83

 27                      8.61                  7.45              7.54              6.95

 28                      8.82                  7.60              7.70              7.09

 29                      9.05                  7.77              7.88              7.23

 30                      9.29                  7.94              8.06              7.38

 31                      9.55                  8.13              8.25              7.54

 32                      9.83                  8.33              8.46              7.70

 33                     10.12                  8.54              8.67              7.88

 34                     10.44                  8.77              8.90              8.07

 35                     10.77                  9.01              9.14              8.26

 36                     11.12                  9.26              9.39              8.47

 37                     11.49                  9.53              9.66              8.69

 38                     11.88                  9.81              9.94              8.92

 39                     12.30                 10.11             10.23              9.16

 40                     12.74                 10.42             10.54              9.42

 41                     13.20                 10.76             10.86              9.69

 42                     13.69                 11.12             11.19              9.97

 43                     14.21                 11.49             11.54             10.27

 44                     14.75                 11.89             11.91             10.58

 45                     15.33                 12.32             12.30             10.91

 46                     15.94                 12.77             12.70             11.26

 47                     16.58                 13.25             13.13             11.63

 48                     17.26                 13.75             13.58             12.02

 49                     17.99                 14.30             14.05             12.44

 50                     18.75                 14.87             14.55             12.88

 51                     19.57                 15.49             15.08             13.35

 52                     20.44                 16.15             15.64             13.84

 53                     21.35                 16.85             16.23             14.37

 54                     22.32                 17.60             16.85             14.93

 55                     23.35                 18.39             17.51             15.52

 56                     24.43                 19.24             18.20             16.15

 57                     25.58                 20.15             18.94             16.83

 58                     26.79                 21.11             19.73             17.55

 59                     28.08                 22.15             20.58             18.32

 60                     29.46                 23.26             21.49             19.16

 61                     30.93                 24.45             22.48             20.06

 62                     32.50                 25.72             23.54             21.03

 63                     34.16                 27.09             24.68             22.08

 64                     35.92                 28.55             25.90             23.20

 65                     36.80                 30.11             27.19             24.40

 66                     36.80                 31.78             28.57             25.69

 67                     36.80                 33.57             30.04             27.07


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 29

MAXIMUM SURRENDER CHARGES (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT) (CONTINUED)

                     STANDARD              NONSMOKER          STANDARD          NONSMOKER
AGE                    MALE                  MALE              FEMALE            FEMALE

 68                    $36.80                $34.87            $31.63            $28.56


 69                     36.80                 34.87             33.35             30.19

 70                     36.80                 34.87             33.92             31.97

 71                     36.80                 34.87             33.92             33.08

 72                     36.80                 34.87             33.92             33.08

 73                     36.80                 34.87             33.92             33.08

 74                     36.80                 34.87             33.92             33.08

 75                     36.80                 34.87             33.92             33.08

 76                     36.80                 34.87             33.92             33.08

 77                     36.80                 34.87             33.92             33.08

 78                     36.80                 34.87             33.92             33.08

 79                     36.80                 34.87             33.92             33.08

 80                     36.80                 34.87             33.92             33.08

 81                     36.80                 34.87             33.92             33.08

 82                     36.80                 34.87             33.92             33.08

 83                     36.80                 34.87             33.92             33.08

 84                     36.80                 34.87             33.92             33.08

 85                     36.80                 34.87             33.92             33.08

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life of New York for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administration expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales charge and surrender charges discussed earlier. Any further deficit will have to be made up from IDS Life of New York's general assets.

TRANSACTION CHARGE

IDS Life of New York makes a daily charge against the assets of the subaccount that invests in the trust. This charge is intended to reimburse us for the transaction fee we pay from our general account assets to Salomon Smith Barney Inc. on the sale of the trust units to the subaccounts.

The asset charge is equivalent to an effective annual rate of 0.25% of the value of the subaccounts investing in the trust. This amount may be increased in the future but will not exceed an effective annual rate of 0.5% of the value of these subaccounts. The charge will be based on our costs (taking into account the interest we lose on the amounts paid to Salomon Smith Barney).

TRANSFER CHARGE


We reserve the right to limit transfers by mail or telephone to five per policy year. If, in alternative, we allow more than five transfers by mail or telephone per policy year, we reserve the right to assess a fee for each transfer in excess of five made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

OPTIONAL INSURANCE BENEFITS

The charge for additional insurance benefits added by rider will be specified in the Policy or in a supplement to the Policy.


FUND EXPENSES

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.


--------------------------------------------------------------------------------
30 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                    MANAGEMENT      12b-1             OTHER
                                                                       FEES          FEES            EXPENSES        TOTAL
 IDS Life Series Fund, Inc. -

        Equity Portfolio                                                .70%           --%              .02%          .72%(1)

        Equity Income Portfolio                                         .70            --               .10           .80(1),(2)

        Government Securities Portfolio                                 .70            --               .10           .80(1)

        Income Portfolio                                                .70            --               .04           .74(1)

        International Equity Portfolio                                  .95            --               .07          1.02(1)

        Managed Portfolio                                               .70            --               .02           .72(1)

        Money Market Portfolio                                          .50            --               .09           .59(1)

 AXP-Registered Trademark- Variable Portfolio -

        Blue Chip Advantage Fund                                        .56           .13               .26           .95(3)

        Bond Fund                                                       .60           .13               .06           .79(4)

        Capital Resource Fund                                           .60           .13               .04           .77(4)

        Cash Management Fund                                            .51           .13               .04           .68(4)

        Diversified Equity Income Fund                                  .56           .13               .26           .95(3)

        Emerging Markets Fund                                          1.13           .13               .43          1.69(3)

        Extra Income Fund                                               .62           .13               .07           .82(4)

        Federal Income Fund                                             .61           .13               .13           .87(3)

        Global Bond Fund                                                .84           .13               .10          1.07(4)

        Growth Fund                                                     .64           .13               .18           .95(3)

        International Fund                                              .82           .13               .07          1.02(4)

        Managed Fund                                                    .59           .13               .03           .75(4)

        New Dimensions Fund-Registered Trademark-                       .60           .13               .05           .78(4)

        S&P 500 Index Fund                                              .28           .13               .07           .48(3)

        Small Cap Advantage Fund                                        .75           .13               .31          1.19(3)

        Strategy Aggressive Fund                                        .59           .13               .05           .77(4)

 AIM V.I.

        Capital Appreciation Fund                                       .61            --               .21           .82(5)

        Capital Development Fund                                        .75            --               .63          1.38(5),(6)

        Growth and Income Fund                                          .60            --               .24           .84(5)

 American Century VP

        International                                                  1.23            --                --          1.23(7)

        Value                                                          1.00            --                --          1.00(7)

 Calvert Variable Series, Inc.

        Social Balanced Portfolio                                       .70            --               .16           .86(8)

 Credit Suisse Warburg Pincus Trust

        Emerging Growth Portfolio (previously Warburg
        Pincus Trust - Emerging Growth Portfolio)                       .90             --              .35          1.25(9)

        Small Company Growth Portfolio (previously
        Warburg Pincus Trust - Small Company Growth Portfolio)          .90            --               .21          1.11(9)

 Fidelity VIP

        III Growth & Income Portfolio (Service Class)                   .48           .10               .11           .69(10)

        III Mid Cap Portfolio (Service Class)                           .57           .10               .17           .84(10)

        Overseas Portfolio (Service Class)                              .72           .10               .17           .99(10)


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 31

ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (CONTINUED)

                                                                    MANAGEMENT    12b-1          OTHER
                                                                       FEES        FEES         EXPENSES         TOTAL
 FTVIPT

        Franklin Real Estate Fund - Class 2                              .58%       .25%           .02%          .85%(11),(12)

        Franklin Value Securities Fund - Class 2                         .58        .25            .26          1.09(12),(13)

        Templeton International Securities Fund - Class 2                .67        .25            .20          1.12(12)

        Templeton International Smaller Companies Fund - Class 2         .85        .25            .26          1.36(12)

 Goldman Sachs VIT

        CORE-SM- Small Cap Equity Fund                                   .75         --            .25          1.00(14)

        CORE-SM- U.S. Equity Fund                                        .70         --            .20           .90(14)

        Mid Cap Value Fund                                               .80         --            .25          1.05(14)

 Janus Aspen Series

        Aggressive Growth Portfolio: Service Shares                      .65        .25            .02           .92(15)

        Global Technology Portfolio: Service Shares                      .65        .25            .04           .94(15)

        International Growth Portfolio: Service Shares                   .65        .25            .06           .96(15)

 Lazard Retirement Series

        International Equity Portfolio                                   .75        .25            .25          1.25(16)

 MFS-Registered Trademark-

        Investors Growth Stock Series - Service Class (previously
        MFS-Registered Trademark- Growth Series)                         .75        .20            .16          1.11(17),(18),(19)

        New Discovery Series - Service Class                             .90        .20            .16          1.26(17),(18),(19)

 Putnam Variable Trust

        Putnam VT High Yield Fund - Class IB Shares                      .66        .25            .08           .99(20)

        Putnam VT International New Opportunities Fund - Class
        IB Shares                                                       1.00        .25            .21          1.46(20)

        Putnam VT New Opportunities Fund - Class IA Shares               .52         --            .05           .57(5)

        Putnam VT Vista Fund - Class IB Shares                           .60        .25            .07           .92(20)

 Royce

        Micro-Cap Portfolio                                             1.25         --            .10          1.35(21)

 Third Avenue

        Value Portfolio                                                  .90         --            .40          1.30(22)

 Wanger

        International Small Cap                                         1.20         --            .21          1.41(5),(23)

        U.S. Small Cap                                                   .95         --            .05          1.00(5),(23)

(1) Annual operating expenses for the fiscal year ending April 30, 2000.

(2) IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolio's for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 3.21% for IDS Life Series Fund - Equity Income Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

(3) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.27% and 0.96% for AXP Variable Portfolio - Blue Chip Advantage Fund, 0.80% and 1.49% for AXP Variable Portfolio - Diversified Equity Income Fund, 1.16% and 2.42% for AXP Variable Portfolio - Emerging Markets Fund, 0.15% and 0.89% for AXP Variable Portfolio - Federal Income Fund, 0.20% and 0.97% for AXP Variable Portfolio - Growth Fund, 1.16% and 1.57% for AXP Variable Portfolio - S&P 500 Index Fund and 0.55% and 1.43% for AXP Variable Portfolio - Small Cap Advantage Fund.

(4) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2000.

(5) Figures in "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2000.

(6) Expenses have been restated to reflect current fees.

(7) Annualized operating expenses of funds at Dec. 31, 2000.

(8) Net fund operating expenses before reductions for fees paid indirectly would be 0.88% for Social Balanced.

(9) Expense ratios are shown after fee waivers and expenses reimbursements by the investment adviser. The total expense ratios before the waivers and reimbursements would have been: Credit Suisse Warburg Pincus Trust Emerging Growth Portfolio (0.90%, 0%, 0.40% and 1.30%) and Credit Suisse Warburg Pincus Trust Small Company Growth Portfolio (0.90%, 0%, 0.23%, 1.13%).


--------------------------------------------------------------------------------
32 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

(10) There were no reimbursement or expense reductions for the period ended 12/31/00. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

(11) The Fund administration fee is paid indirectly through the management fee.

(12) The Fund's class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.

(13) The manager has agreed in advance to make an estimated reduction of 0.02% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent this reduction, "Management Fees" and "Total" would have been 0.60% and 1.11% for Franklin Value Securities Fund - Class 2.

(14) Expenses ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.75%, 0.80% and 1.55% for CORE-SM- Small Cap Equity Fund, 0.70%, 0.17%, and 0.87% for CORE-SM- U.S. Equity Fund, and 0.80%, 0.42% and 1.22% for Mid Cap Value Fund.

(15) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth Portfolio, and International Growth Portfolio. All expenses are shown without the effect of expense offset arrangements.

(16) Absent fee waivers and/or reimbursements, "Other Expenses" and "Total" expenses for the year ended Dec. 31, 2000 would have been 1.32% and 2.32% for International Equity Portfolio.

(17) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(18) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.10% for Investors Growth Stock Series and 1.25% for New Discovery Series.

(19) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.17% and 1.12% for Investors Growth Stock Series and 0.19% and 1.29% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.

(20) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average net assets.

(21) Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 2001 and 1.99% through Dec. 31, 2010. Absent fee waivers "Other Expenses" and "Total Expenses" would be 0.33% and 1.58% for Royce Micro-Cap Portfolio.

(22) The fund's expenses figures are based on actual expensed, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 1.62% and 2.52% for Third Avenue Value Portfolio.

(23) Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 30, 2002.

IDS Life of New York has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.

OTHER INFORMATION ON CHARGES: IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual. The two most common cases are:

-    Policies made available by an employer to a group of employees.

- Policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 33

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals:

-    the portion of your initial net premium allocated to the fixed account;
     plus

-    interest accrued before the policy date; minus

- the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:

-    the value on the previous monthly date; plus

-    net premiums allocated to the fixed account since the last monthly date;
     plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

-    accrued interest on all of the above; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the fund or trust in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:

-    the portion of your initial net premium allocated to the subaccount; plus

-    interest accrued before the policy date; minus

- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value of each subaccount on each valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

- net premiums received and allocated to the subaccount during the current valuation period; plus

- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

- any transfers from the subaccount including loan transfers during the current valuation period; minus

- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund, on any change in the value of trust units and on certain charges. Here is how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.


--------------------------------------------------------------------------------
34 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

NET INVESTMENT FACTOR: We determine the net investment factor at the end of each valuation period. This factor equals: (a / b) - c,

where:

(a)  equals:

   -  net asset value per share of the fund or value of a unit of the trust;
      plus

   - per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

   - any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b)  equals:

   - net asset value per share of the fund or value of a unit of the trust at the end of the preceding valuation period; plus

   - any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge and, for the subaccount investing in the trust, the transaction charge, as described in "Loads, Fees and Charges," above.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments allocated to the subaccounts;

-    transfers into or out of the subaccount(s);

-    partial surrenders and partial surrender fees;

-    surrender charges; and/or

-    pro rata portions of the monthly deductions.

Accumulation unit values will fluctuate due to:

-    changes in underlying fund(s) net asset value or the value of the trust;

-    dividends distributed to the subaccount(s);

-    capital gains or losses of underlying funds;

-    fund operating expenses;

-    mortality and expense risk charges; and/or

-    the transaction charge for the subaccount investing in the trust.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 35

DEATH BENEFITS

When you purchase your policy, you decide on the minimum amount of protection you want for the beneficiary if the insured dies. This amount is called the specified amount. Your policy's death benefit can never be less than this amount unless you change it or unless your policy has an outstanding indebtedness.

You also choose one of two death benefit options, which determines how the policy's value will affect the amount paid to the beneficiary if the insured dies while the policy is in force:

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

-    the specified amount on the date of the insured's death; or

- the applicable percentage of the policy value on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

APPLICABLE PERCENTAGE TABLE

INSURED'S ATTAINED  APPLICABLE PERCENTAGE          INSURED'S ATTAINED   APPLICABLE PERCENTAGE
INSURANCE AGE          OF POLICY VALUE               INSURANCE AGE        OF POLICY VALUE
  40 or younger             250%                           61                  128%

  41                        243                            62                  126

  42                        236                            63                  124

  43                        229                            64                  122

  44                        222                            65                  120

  45                        215                            66                  119

  46                        209                            67                  118

  47                        203                            68                  117

  48                        197                            69                  116

  49                        191                            70                  115

  50                        185                            71                  113

  51                        178                            72                  111

  52                        171                            73                  109

  53                        164                            74                  107

  54                        157                            75-95               105

  55                        150                            96                  104

  56                        146                            97                  103

  57                        142                            98                  102

  58                        138                            99                  101

  59                        134                           100                  100

  60                        130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which requires a minimum death benefit in relation to policy value for your policy to qualify as life insurance.


--------------------------------------------------------------------------------
36 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

-    the policy value plus the specified amount; or

- the applicable percentage of policy value (from the preceding table) on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death.

EXAMPLES:                                   OPTION 1             OPTION 2
 Specified amount                           $100,000             $100,000

 Policy value                               $  5,000             $  5,000

 Death benefit                              $100,000             $105,000

 Policy value increases to                  $  8,000             $  8,000

 Death benefit                              $100,000             $108,000

 Policy value decreases to                  $  3,000             $  3,000

 Death benefit                              $100,000             $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in the policy.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

-    $350,000 in the first policy year;

-    $325,000 in years two to five;

-    $300,000 in years six to 10; and

-    $275,000 thereafter.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

- Monthly deduction because the cost of insurance depends upon the specified amount.

-    Minimum monthly premium.

-    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."

INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 75.

An increase in the specified amount will have the following effects on policy charges:

- Your monthly deduction will increase because the cost of insurance and death benefit guarantee charge both depend upon the specified amount.

-    Charges for certain optional insurance benefits will increase.

-    The minimum monthly premium will increase if the DBG is in effect.

-    The surrender charge will increase.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 37

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the DBG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the DBG in effect.

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10, and $25,000 thereafter). If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

-    $350,000 in the first policy year;

-    $325,000 in years two to five;

-    $300,000 in years six to 10; and

-    $275,000 thereafter.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance and the DBG charge both depend upon the specified amount.

-    Charges for certain optional insurance benefits will decrease.

-    The minimum monthly premium will decrease if the DBG is in effect.

-    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

-    First from the portion due to the most recent increase;

-    Next from portions due to the next most recent increases successively; and

-    Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different rate classifications to the current specified amount. We will eliminate the rate classification applicable to the most recent increase in the specified amount first, then the rate classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

-    the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

-    the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.


--------------------------------------------------------------------------------
38 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS


You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.

We may suspend or modify the transfer privilege at any time with the necessary approval of the SEC and the New York Superintendent of Insurance. Transfers involving the fixed account are subject to the restrictions below.


FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

-    For automated transfers-- $50.

From the fixed account to a subaccount:

- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

-    For automated transfers-- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

-    None.

From the fixed account to a subaccount:

-    Entire fixed account balance minus any outstanding indebtedness.

MAXIMIUM NUMBER OF TRANSFERS PER YEAR


Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to five per policy year. If, in the alternative, we allow more than five transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 39

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER


Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.


1 BY LETTER:

Regular mail:

IDS LIFE INSURANCE COMPANY OF NEW YORK
P.O. BOX 5144
ALBANY, NY 12205

Express mail:

IDS LIFE INSURANCE COMPANY OF NEW YORK
20 MADISON AVE. EXTENSION
ALBANY, NY 12203

2 BY PHONE:

Call between 8 a.m. and 6 p.m. (Monday-Thursday); 8 a.m. and 4:30 p.m. (Friday) All Eastern Times:

(800) 541-2251 (toll free) or

(518) 869-8613 (Albany area)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.

- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life of New York and tell us.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

-    Minimum automated transfer: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

--------------------------------------------------------------------------------
40 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                           NUMBER
By investing an equal number                           AMOUNT         ACCUMULATION        OF UNITS
of dollars each month...             MONTH            INVESTED         UNIT VALUE         PURCHASED
                                      Jan               $100            $20                  5.00

                                      Feb                100             16                  6.25

you automatically buy                 Mar                100              9                 11.11
more units when the
per unit market price is low... --->  Apr                100              5                 20.00

                                      May                100              7                 14.29

                                      June               100             10                 10.00

and fewer units                       July               100             15                  6.67
when the per unit
market price is high.           --->  Aug                100             20                  5.00

                                      Sept               100             17                  5.88

                                      Oct                100             12                  8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.


Twelve automated transfers per policy year are allowed. In addition, we reserve the right to limit mail and telephone transfers to five per policy year. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail.


POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which your request is received. (Loans by telephone are limited to $50,000.)

INTEREST RATE: The interest rate for policy loans is 6.1% payable in advance, which is equivalent to a 6.5% effective rate. For policies purchased on or after May 1, 1993, we expect to reduce the loan interest rate after a policy's 10th anniversary to 4.3% payable in advance, equivalent to a 4.5% effective rate.

MINIMUM LOAN: $200 or the remaining loan value, whichever is less.

MAXIMUM LOAN: 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. In doing so, we will deduct from the loan value interest for the period until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions - see "Deferral of payments," under "Payment of Policy Proceeds").

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and the proceeds transferred into the fixed account. We will credit the loaned amount with 4.5% annual interest.

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 41

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s) or the trust.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal Taxes.")

POLICY SURRENDERS

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of Policy Proceeds.")

TOTAL SURRENDERS

If you surrender your policy totally, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS


After the first policy year, you may surrender any amount from $200 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $100,000.) We will charge you a partial surrender fee, described under "Loads, Fees and Charges."


ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

A partial surrender may terminate the DBG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG in effect.

If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life of New York will deduct this decrease from the current specified amount in this order:

-    First from the specified amount provided by the most recent increase;

-    Next from the next most recent increases successively;

-    Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Death Benefits.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES

Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

--------------------------------------------------------------------------------
42 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

EXCHANGE RIGHT

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There will be no effect on the policy's death benefit, specified amount, net amount at risk, rate classification or issue age. Only the method of funding the policy value will be affected.

PAID-UP INSURANCE OPTION

You may request that we use the cash surrender value of the policy be used to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

WAIVER OF MONTHLY DEDUCTION (WMD)

Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

ACCIDENTAL DEATH BENEFIT (ADB)

ADB provides an additional death benefit if the insured's death is caused by accidental injury.

OTHER INSURED RIDER (OIR)

OIR provides a level, adjustable death benefit on the life of each other insured covered.

CHILDREN'S INSURANCE RIDER (CIR)

CIR provides level term care on each eligible child.

PAYMENT OF POLICY PROCEEDS

Proceeds will be paid when:

-    you surrender the policy;

-    the insured dies; or

- the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.

We pay all proceeds by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS: During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to IDS Life of New York's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also, by written request, change a prior choice of payment option, or elect a payment option other than the three below if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 43

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

OPTION A: INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

OPTION B: PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

                      PAYMENT PERIOD      MONTHLY PAYMENT PER $1,000
                          (YEARS)             PLACED UNDER OPTION B
                            5                       $18.32

                           10                        10.06

                           15                         7.34

                           20                         6.00

                           25                         5.22

                           30                         4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

OPTION C: LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

CALENDAR YEAR OF PAYEE'S BIRTH      ADJUSTMENT               CALENDAR YEAR OF PAYEE'S BIRTH      ADJUSTMENT
     Before 1920                          0                         1945 - 1949                     6

     1920 - 1924                          1                         1950 - 1959                     7

     1925 - 1929                          2                         1960 - 1969                     8

     1930 - 1934                          3                         1970 - 1979                     9

     1935 - 1939                          4                         1980 - 1989                    10

     1940 - 1944                          5                          After 1989                    11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table. We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

                                           LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR
                      --------------------------------------------------------------------------------
                              10 YEARS                     15 YEARS                     20 YEARS
 ADJUSTED AGE PAYEE      MALE         FEMALE          MALE        FEMALE           MALE        FEMALE
 50                     $4.81          $4.47         $4.74         $4.45          $4.65         $4.40

 55                      5.20           4.80          5.09          4.74           4.94          4.87

 60                      5.70           5.22          5.51          5.12           5.25          4.98

 65                      6.35           5.77          5.98          5.58           5.54          5.32

 70                      7.14           6.50          6.47          6.12           5.77          5.63

 75                      8.00           7.40          6.87          6.64           5.91          5.85


--------------------------------------------------------------------------------
44 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

DEFERRAL OF PAYMENTS: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

-    the NYSE is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 10 days, we will pay you interest on the amount surrendered at an annual rate of 4% for the period of postponement.

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service
(IRS) currently interprets them; both the laws and their interpretation may change.


As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.


The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE OF NEW YORK'S TAX STATUS


IDS Life of New York is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life of New York, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.


TAXATION OF POLICY PROCEEDS


The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on the insured's attained insurance age 100, which is the maturity date, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.


SOURCE OF PROCEEDS                           TAXABLE PORTION OF PRE-DEATH PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
FULL SURRENDER:                              Amount received plus any indebtedness, minus your investment in the policy.*

LAPSE:                                       Any outstanding indebtedness minus your investment in the policy.*

PARTIAL SURRENDERS (MODIFIED ENDOWMENTS):    Lesser of: The amount received or policy value minus your investment in the policy.*

POLICY LOANS AND ASSIGNMENTS (MODIFIED
ENDOWMENTS):                                 Lesser of: The amount of the loan/assignment or policy value minus your investment in the policy.*

PARTIAL SURRENDERS (OTHER POLICIES):         Generally, if the amount received is greater than your investment in the policy,* the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

POLICY LOANS AND ASSIGNMENTS (OTHER
POLICIES):                                   None

PAYMENT OPTIONS:                             If proceeds of the policy will be paid under one of the payment options, see the "Payment option" section for tax information.
-----------------------------------------------------------------------------------------------------------------------------

* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 45

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

-    you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds payable upon death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

-    the distribution occurs after the owner attains age 591/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

--------------------------------------------------------------------------------
46 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Ave. Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

OWNERSHIP

IDS Life of New York, a New York corporation, is a wholly-owned subsidiary of IDS Life, a Minnesota corporation, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the American Express-Registered Trademark- Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $239 billion.


STATE REGULATION

IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. IDS Life of New York files an annual statement in a prescribed form with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY


American Express Financial Advisors Inc. (AEFA), a registered broker/dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., serves as principal underwriter for the life insurance policy. AEFA is an affiliate of IDS Life of New York, the sole distributor of the policy.

IDS Life of New York pays its representatives a commission of up to 81% of the initial target premium (annualized), plus up to 4.8% of all premiums in excess of the target premium. At the end of policy years one through ten, IDS Life of New York pays a service fee of not greater than 0.125% of the policy value, net of indebtedness. IDS Life of New York also pays additional commissions if an increase occurs.

LEGAL PROCEEDINGS

A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life of New York and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life is a defendant in three class action lawsuits of this nature. IDS Life of New York is a named defendant in one of the suits, RICHARD W. AND ELIZABETH J. THORESEN V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK, which was commenced in Minnesota state court on October 13, 1998. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount, including restitution of allegedly lost investment earnings and restoration of contract values.

In January 2000, AEFC reached an agreement in principle to settle the three class-action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants and for release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August, 2000 an action entitled LESA BENACQUISTO, DANIEL BENACQUISTO, RICHARD THORESEN, ELIZABETH THORESEN, ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN EXPRESS FINANCIAL ADVISORS, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In September, 2000 the plaintiffs filed a consolidated complaint in State Court alleging the same claims as the previous actions.

On October 2, 2000 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota entered an order conditionally certifying a class for settlement purposes, preliminarily approving the class settlement, directing the issuance of a class notice to the class and scheduling a hearing to determine the fairness of settlement for March, 2001.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 47

On March 6, 2001 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota heard oral arguments on plaintiffs' motions for final approval of the class action settlement. Six motions to intervene were filed together with objections to the proposed settlement. We are awaiting a final order from the court.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the financial statements of IDS Life Insurance Company of New York at Dec. 31, 2000 and 1999, and for each of the three years in the period ended Dec. 31, 2000, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 - Flexible Premium Variable Life Subaccounts at Dec. 31, 2000, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

MANAGEMENT OF IDS LIFE OF NEW YORK

DIRECTORS

GUMER C. ALVERO

Director since April 2001; Vice President - Variable Annuities, AEFC, since April 1998; Executive Assistant to President/CEO, AEFC, from April 1996 to April 1998.

TIMOTHY V. BECHTOLD

Director since April 1999; Chief Executive Officer since April 2001; President since 1998; Executive Vice President - Risk Management Products since December 1999; Vice President, Risk Management Products, IDS Life Insurance Company, from January 1995 to December 1999.

MAUREEN A. BUCKLEY

Director since April 1999; Vice President, Chief Operating Officer and Consumer Affairs Officer and Claims Officer since 1998; Chief Operating Officer and Consumer Affairs Officer, American Centurion Life Assurance Company, since March 1995.

RODNEY P. BURWELL

Director since April 1999; Chairman, Xerxes Corporation (manufacturing), since 1969.

ROBERT R. GREW

Lawyer and Partner, Carter, Ledyard & Milburn, NYC, since 1957.

CAROL A. HOLTON

Director, since April 2001; Vice President - Third Party Distribution, AEFC, since April 1998; Director, Distributor Services, AEFC, from September 1997 to April 1998; Director, Business Systems and Operations, F&G Life, from July 1996 to August 1997.

JEAN B. KEFFELER

Director since April 1999; Business and management consultant since 1991.

ERIC L. MARHOUN

Director since April 2001; General Counsel and Secretary since 1998; Group Counsel and Vice President, AEFA, since 1997; Counsel AEFA, from 1996 to 1997; Associate Counsel, AEFA, from 1995 to 1996.

THOMAS R. MCBURNEY

Director since April 1999; President, McBurney Management Associates, since
1990.

EDWARD J. MUHL

Director since April 1999; Vice Chairman, Peterson Consulting LLP, since January 1997; Superintendent of Insurance, New York State from January 1995 to December 1996.

THOMAS V. NICOLOSI

Director since October 1996; Group Vice President, AEFA, from January 1995 to present.

STEPHEN P. NORMAN

Secretary, American Express, since 1982.

RICHARD M. STARR

Director since October 1996; Managing Counsel, American Express Company, since March 1995.

MICHAEL R. WOODWARD

Director since December 2000; Senior Vice President, Field Management, AEFC, since June 1991.

--------------------------------------------------------------------------------
48 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

OFFICERS OTHER THAN DIRECTORS

LORRAINE R. HART

Vice President - Investments since December 1999; Investment Officer since March 1992.

PHILIP C. WENTZEL

Vice President and Controller since 1998; Director of Financial Reporting and Analysis from 1992-1997.

DAVID L. YOWAN

Vice President and Treasurer since April 2001; Senior Vice President and Assistant Treasurer of American Express Company since January 1999; Vice President and Corporate Treasurer, AEFC, since April 2001; Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.

The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

OTHER INFORMATION

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life of New York, please refer to the registration statement.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one Fund -- for example, a fundamental investment restriction pertaining only to that Fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and therefore holds all voting rights. However, IDS Life of New York will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life of New York also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life of New York does disregard voting instructions, we will advise you of that action and the reasons for in our next report to owners.

Generally, ownership of units of a unit investment trust does not involve the exercise of voting rights. However, unit holders in the trust may vote for removal of the trustee or for amendment or termination of the trust indenture. In the event of such a vote, IDS Life of New York, as the owner of the units, would solicit voting instructions from owners under the same procedures used for votes affecting the fund.

REPORTS

At least once a year IDS Life of New York will mail you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 49

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

-    the annual rate of return of the Fund is 0%, 6% or 12%


- the cost of insurance rates and policy fees are current rates and fees for policies purchased on or after November 20, 1997;


-    the cost of insurance rates and policy fees are guaranteed rates and fees.

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the funds. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole but differed across individual funds.

INSURED: assumes a male insurance age 35, in a standard rate classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard rate classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $900 premium is assumed to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since indebtedness is assumed to be zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES

The death benefit, policy value and cash surrender value reflect the following charges:

-    Sales charge: 2.5% of each premium payment.

-    Premium tax charge: 1% of each premium payment.

- Cost of insurance charge and surrender charge for the sex, age and rate classification for the assumed insured.

-    Policy fee: $5 per month.

- Death benefit guaranteed charge: 1 cent per $1,000 of the current specified amount.

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:


- the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.73% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees of the funds available under the policy and the transaction charge of the trust. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, Fees and Charges section of this prospectus for additional information;

- the 12b-1 fee, assumed to be equivalent to an annual rate of 0.09% of the fund's average daily net assets.

- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

- a nonadvisory expense charge assumed to be equivalent to an annual rate of 0.15% of each fund's average daily net assets for direct expenses incurred by the fund. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, Fees, and Charges section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

GROSS ANNUAL INVESTMENT           NET ANNUAL RATE OF RETURN FOR       NET ANNUAL RATE OF RETURN FOR
RATE OF RETURN "GUARANTEED          COSTS ASSUMED" ILLUSTRATION    "CURRENT COSTS ASSUMED" ILLUSTRATION
           0%                                 (1.87%)                               (1.87%)

           6                                   4.13                                  4.13

          12                                  10.13                                 10.13

TAXES: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and /or you.

--------------------------------------------------------------------------------
50 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

ILLUSTRATION                                                                        POLICIES PURCHASED ON OR AFTER NOVEMBER 20, 1997
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $100,000                       MALE-- AGE 35                                          CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                    NONSMOKER                                              ANNUAL PREMIUM $900
------------------------------------------------------------------------------------------------------------------------------------
          PREMIUM
        ACCUMULATED      DEATH BENEFIT(1),(2)                   POLICY VALUE(1),(2)                     CASH SURRENDER VALUE(1),(2)
END OF  WITH ANNUAL   ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS                 ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST     ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF                 ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%        0%         6%         12%             0%         6%         12%                   0%         6%        12%
------------------------------------------------------------------------------------------------------------------------------------
   1  $     945    $100,000   $100,000   $100,000         $   619  $     664 $      709                 $   --   $     17   $    61

   2      1,937     100,000    100,000    100,000           1,228      1,357      1,490                    501        629       763

   3      2,979     100,000    100,000    100,000           1,815      2,067      2,340                  1,030      1,281     1,555

   4      4,073     100,000    100,000    100,000           2,381      2,796      3,266                  1,536      1,952     2,422

   5      5,222     100,000    100,000    100,000           2,925      3,545      4,275                  2,024      2,644     3,374

   6      6,428     100,000    100,000    100,000           3,449      4,315      5,377                  2,728      3,594     4,656

   7      7,694     100,000    100,000    100,000           3,953      5,107      6,581                  3,412      4,566     6,041

   8      9,024     100,000    100,000    100,000           4,434      5,918      7,896                  4,074      5,558     7,535

   9     10,420     100,000    100,000    100,000           4,894      6,751      9,333                  4,713      6,571     9,152

  10     11,886     100,000    100,000    100,000           5,326      7,601     10,899                  5,326      7,601    10,899

  11     13,425     100,000    100,000    100,000           5,732      8,469     12,610                  5,732      8,469    12,610

  12     15,042     100,000    100,000    100,000           6,112      9,356     14,481                  6,112      9,356    14,481

  13     16,739     100,000    100,000    100,000           6,465     10,261     16,526                  6,465     10,261    16,526

  14     18,521     100,000    100,000    100,000           6,787     11,182     18,763                  6,787     11,182    18,763

  15     20,392     100,000    100,000    100,000           7,079     12,120     21,214                  7,079     12,120    21,214

  16     22,356     100,000    100,000    100,000           7,337     13,071     23,896                  7,337     13,071    23,896

  17     24,419     100,000    100,000    100,000           7,559     14,035     26,835                  7,559     14,035    26,835

  18     26,585     100,000    100,000    100,000           7,739     15,006     30,055                  7,739     15,006    30,055

  19     28,859     100,000    100,000    100,000           7,873     15,982     33,585                  7,873     15,982    33,585

  20     31,247     100,000    100,000    100,000           7,960     16,960     37,460                  7,960     16,960    37,460

age 60   45,102     100,000    100,000    100,000           7,465     21,717     63,509                  7,465     21,717    63,509

age 65   62,785     100,000    100,000    129,681           4,875     25,798    106,296                  4,875     25,798   106,296

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 51

ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $100,000                       MALE-- AGE 35                                 GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                    NONSMOKER                                        ANNUAL PREMIUM $900
------------------------------------------------------------------------------------------------------------------------------------
          PREMIUM
        ACCUMULATED    DEATH BENEFIT(1),(2)                   POLICY VALUE(1),(2)               CASH SURRENDER VALUE(1),(2)
END OF  WITH ANNUAL ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST   ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%      0%         6%         12%             0%         6%         12%             0%         6%         12%
------------------------------------------------------------------------------------------------------------------------------------
   1  $     945   $100,000   $100,000   $100,000         $   617   $    661 $      706         $   --  $      13  $      58

   2      1,937    100,000    100,000    100,000           1,223      1,350      1,484            495        623        757

   3      2,979    100,000    100,000    100,000           1,807      2,058      2,330          1,021      1,272      1,544

   4      4,073    100,000    100,000    100,000           2,369      2,783      3,252          1,525      1,939      2,407

   5      5,222    100,000    100,000    100,000           2,911      3,529      4,256          2,010      2,628      3,355

   6      6,428    100,000    100,000    100,000           3,421      4,283      5,341          2,700      3,562      4,620

   7      7,694    100,000    100,000    100,000           3,911      5,059      6,527          3,370      4,518      5,986

   8      9,024    100,000    100,000    100,000           4,370      5,846      7,812          4,010      5,485      7,452

   9     10,420    100,000    100,000    100,000           4,811      6,656      9,221          4,631      6,475      9,040

  10     11,886    100,000    100,000    100,000           5,223      7,479     10,753          5,223      7,479     10,753

  11     13,425    100,000    100,000    100,000           5,605      8,316     12,423          5,605      8,316     12,423

  12     15,042    100,000    100,000    100,000           5,960      9,168     14,247          5,960      9,168     14,247

  13     16,739    100,000    100,000    100,000           6,275     10,026     16,231          6,275     10,026     16,231

  14     18,521    100,000    100,000    100,000           6,564     10,901     18,403          6,564     10,901     18,403

  15     20,392    100,000    100,000    100,000           6,816     11,783     20,775          6,816     11,783     20,775

  16     22,356    100,000    100,000    100,000           7,020     12,663     23,360          7,020     12,663     23,360

  17     24,419    100,000    100,000    100,000           7,189     13,552     26,192          7,189     13,552     26,192

  18     26,585    100,000    100,000    100,000           7,311     14,441     29,291          7,311     14,441     29,291

  19     28,859    100,000    100,000    100,000           7,378     15,320     32,680          7,378     15,320     32,680

  20     31,247    100,000    100,000    100,000           7,377     16,179     36,388          7,377     16,179     36,388

age 60   45,102    100,000    100,000    100,000           6,248     20,051     61,211          6,248     20,051     61,211

age 65   62,785    100,000    100,000    124,500           2,319     22,331    102,049          2,319     22,331    102,049

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE DO NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
52 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York Account 8 - Flexible Premium Variable Life Subaccounts (comprised of subaccounts YEQ, YGS, YIN, YIT, YMA, YMM, YND, YSA, YGI, YGC, YGT, YIG,YIO, YNO and Y04) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 with the affiliated and unaffiliated mutual fund managers and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 8 - Flexible Premium Variable Life Subaccounts at December 31, 2000 and the individual and combined results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
Minneapolis, Minnesota
March 23, 2001

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 53

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                               ---------------------------------------------------------------
DECEMBER 31, 2000                                                      YEQ         YGS         YIN         YIT          YMA
ASSETS

Investments in shares of mutual funds, portfolios and
 units of the trust:
   at cost                                                      $77,293,475     $610,018  $6,206,515 $20,366,007  $40,170,969
                                                               ---------------------------------------------------------------
   at market value                                              $81,277,949     $618,086  $5,905,253 $18,256,104  $44,286,300
Dividends receivable                                                     --        2,687       6,197          --           --
Accounts receivable from IDS Life of New York for contract
 purchase payments                                                    1,915          --         834           60           --
Receivable from mutual funds, portfolios and the trust for
 share redemptions                                                       --          --          --           --           --
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                     81,279,864      620,773   5,912,284  18,256,164   44,286,300
==============================================================================================================================
LIABILITIES

Payable to IDS Life of New York for:
   Mortality and expense risk fee                                    57,747          441       4,225      12,925       31,516
   Transaction charge                                                    --           --          --          --           --
   Contract terminations                                                 --        2,561          --          --        1,664
Payable to mutual funds, portfolios and the trust for
 investments purchased                                                   --          --          --           --           --
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                    57,747        3,002       4,225      12,925       33,180
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                            $81,222,117     $617,771  $5,908,059 $18,243,239  $44,253,120
==============================================================================================================================
Accumulation units outstanding                                   14,763,855      253,205   2,372,773   8,453,750   10,575,568
==============================================================================================================================
Net asset value per accumulation unit                           $      5.50     $   2.44  $     2.49 $      2.16  $      4.18
==============================================================================================================================
                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                               ---------------------------------------
DECEMBER 31, 2000                                                     YMM          YND           YSA
 ASSETS

Investments in shares of mutual funds, portfolios and
 units of the trust:
   at cost                                                      $2,796,234       $   18        $   18
                                                               ---------------------------------------
   at market value                                              $2,796,236       $   18        $   18
Dividends receivable                                                12,339           --            --
Accounts receivable from IDS Life of New York for contract
 purchase payments                                                      --           --            --
Receivable from mutual funds, portfolios and the trust for
 share redemptions                                                      --           --            --
-----------------------------------------------------------------------------------------------------
Total assets                                                     2,808,575           18            18
=====================================================================================================
 LIABILITIES

Payable to IDS Life of New York for:
   Mortality and expense risk fee                                    1,909           --            --
   Transaction charge                                                   --           --            --
   Contract terminations                                            10,087           --            --
Payable to mutual funds, portfolios and the trust for
 investments purchased                                                  --           --            --
-----------------------------------------------------------------------------------------------------
Total liabilities                                                   11,996           --            --
-----------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in
 accumulation period                                            $2,796,579       $   18        $   18
=====================================================================================================
Accumulation units outstanding                                   1,570,725           20            32
=====================================================================================================
Net asset value per accumulation unit                           $     1.78       $ 0.90        $ 0.58
=====================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
54 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                   SEGREGATED ASSET SUBACCOUNTS
----------------------------------------------------------------------------------------------------------------        COMBINED
DECEMBER 31, 2000 (CONTINUED)       YGI         YGC      YGT         YIG         YIO          YNO            Y04    VARIABLE ACCOUNT
ASSETS

Investments in shares of mutual
funds, portfolios and units of
the trust:
   at cost                      $25,679,467   $   4      $ 18        $ 4        $ 17      $23,178,645     $430,617      $196,732,026
                                ----------------------------------------------------------------------------------------------------

   at market value              $27,037,431   $   4      $ 18        $ 4        $ 18      $23,054,797     $688,522      $203,920,758

Dividends receivable                     --      --        --         --          --               --           --            21,223

Accounts receivable from IDS
Life of New York for contract
purchase payments                     7,527      --        --         --          --            8,068        1,042            19,446

Receivable from mutual funds,
portfolios and the trust for
share redemptions                    19,433      --        --         --          --           16,757          626            36,816
------------------------------------------------------------------------------------------------------------------------------------
Total assets                     27,064,391       4        18          4          18       23,079,622      690,190       203,998,243
====================================================================================================================================
LIABILITIES

Payable to IDS Life of New York
for:

   Mortality and expense
     risk fee                        19,433      --        --         --          --           16,757          490           145,443

   Transaction charge                    --      --        --         --          --               --          136               136

   Contract terminations                 --      --        --         --          --               --           --            14,312

Payable to mutual funds,
portfolios and the trust for
investments purchased                 7,527      --        --         --          --            8,068        1,042            16,637
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                    26,960      --        --         --          --           24,825        1,668           176,528
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
Variable Life contracts in
accumulation period             $27,037,431   $   4      $ 18        $ 4        $ 18      $23,054,797     $688,522     $203,821,715
====================================================================================================================================
Accumulation units outstanding   15,192,641       4        22          5          19       12,742,567      193,291
==================================================================================================================
Net asset value per
accumulation unit               $      1.78   $0.99     $0.85      $0.94        $0.93     $      1.81     $   3.56
==================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 55

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                               SEGREGATED ASSET SUBACCOUNTS
                                  ----------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000      YEQ         YGS         YIN         YIT          YMA          YMM      YND(1)   YSA(1)
INVESTMENT INCOME

Dividend income from mutual
funds, portfolios and the trust   $ 22,467,959   $ 33,066  $367,804  $3,223,670   $ 2,959,897   $137,119     $--       $--
--------------------------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense
     risk fee                          931,569      5,350    52,052     170,962       460,310     21,198      --        --
   Transaction charge                       --         --        --          --            --         --      --        --
--------------------------------------------------------------------------------------------------------------------------
Total expenses                         931,569      5,350    52,052     170,962       460,310     21,198      --        --
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net      21,536,390     27,716   315,752   3,052,708     2,499,587    115,921      --        --
==========================================================================================================================
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of
investments in mutual funds,
portfolios and the trust:
   Proceeds from sales               3,160,690    181,545   823,434     514,409     2,724,155  4,108,825      --        --
   Cost of investments sold          1,892,427    189,825   884,240     460,672     1,979,694  4,108,811      --        --
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  investments                        1,268,263     (8,280)  (60,806)     53,737       744,461         14      --        --
Net change in unrealized
  appreciation or depreciation of
  investments                      (50,145,875)    43,467    72,401  (8,583,595)  (10,804,020)       (22)     --        --
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments     (48,877,612)    35,187    11,595  (8,529,858)  (10,059,559)        (8)     --        --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations  $(27,341,222)  $ 62,903   $327,34 $(5,477,150)  $(7,559,972) $ 115,913     $--       $--
==========================================================================================================================

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
56 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                           -----------------------------------------------------------------------     COMBINED
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)      YGI      YGC(1)   YGT(1)   YIG(1)  YIO(1)       YNO           Y04   VARIABLE ACCOUNT
INVESTMENT INCOME

Dividend income from mutual
funds, portfolios and the trust            $   837,301    $--     $--       $--     $--     $ 2,036,114     $    --    $ 32,062,930
------------------------------------------------------------------------------------------------------------------------------------
Expenses:

   Mortality and expense risk fee              249,293     --      --        --      --         242,195       5,965       2,138,894

   Transaction charge                               --     --      --        --      --              --       1,657           1,657

Total expenses                                 249,293     --      --        --      --         242,195       7,622       2,140,551
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                 588,008     --      --        --      --       1,793,919      (7,622)     29,922,379
====================================================================================================================================
 Realized and unrealized gain
(loss) on investments-- net

Realized gain (loss) on sales of
investments in mutual funds,
portfolios and the trust:

   Proceeds from sales                         423,956     --      --        --      --         249,745      92,984      12,279,743

   Cost of investments sold                    322,244     --      --        --      --         167,554      62,316      10,067,783
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments                                    101,712     --      --        --      --          82,191      30,668       2,211,960

Net change in unrealized
appreciation or depreciation of
investments                                 (5,494,731)    --      --        --       1     (10,244,456)     50,665     (85,106,165)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments              (5,393,019)    --      --        --       1     (10,162,265)     81,333     (82,894,205)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations           $(4,805,011)   $--     $--       $--     $ 1     $(8,368,346)    $73,711    $(52,971,826)
====================================================================================================================================

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 57

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS


                                                         SEGREGATED ASSET SUBACCOUNTS
                                    -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999              YEQ             YGS           YIN            YIT            YMA              YMM
INVESTMENT INCOME

Dividend income from mutual
funds, portfolios and the trust    $         --        $ 38,762      $ 425,512    $   398,665    $  1,270,807    $    95,076
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fee       585,629           6,215         52,970        137,144         391,502         18,496
   Transaction charge                        --              --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                          585,629           6,215         52,970        137,144         391,502         18,496
-----------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net         (585,629)         32,547        372,542        261,521         879,305         76,580
=============================================================================================================================
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of
investments in mutual funds,
portfolios and the trust:
   Proceeds from sales                3,258,742         197,166        653,512        634,066       1,793,507      3,500,815
   Cost of investments sold           2,526,521         204,018        678,758        521,229       1,425,666      3,500,800
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments                             732,221          (6,852)       (25,246)       112,837         367,841             15
Net change in unrealized
appreciation or depreciation of
investments                          45,611,195         (46,785)      (376,233)     4,786,384       8,387,190             17
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments       46,343,416         (53,637)      (401,479)     4,899,221       8,755,031             32
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations   $ 45,757,787        $(21,090)     $ (28,937)   $ 5,160,742    $  9,634,336    $    76,612
=============================================================================================================================

                                             SEGREGATED ASSET SUBACCOUNTS
                                    -------------------------------------------      COMBINED
YEAR ENDED DECEMBER 31, 1999                YGI            YNO            Y04    VARIABLE ACCOUNT
INVESTMENT INCOME

Dividend income from mutual
funds,  portfolios and the trust   $    202,377      $  131,852        $    --    $ 2,563,051
---------------------------------------------------------------------------------------------
EXPENSES:
   Mortality and expense risk fee       141,258         115,978          6,276      1,455,468

   Transaction charge                        --             --           1,743          1,743
---------------------------------------------------------------------------------------------
Total expenses                          141,258         115,978          8,019      1,457,211

Investment income (loss)-- net           61,119          15,874         (8,019)     1,105,840
=============================================================================================
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of
investments in mutual funds,
portfolios and the trust:

   Proceeds from sales                   94,692         107,800        125,052     10,365,352
   Cost of investments sold              77,841          86,666         82,749      9,104,248
---------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments                              16,851          21,134         42,303      1,261,104

Net change in unrealized
appreciation or depreciation of
investments                           5,089,669       8,641,203        (69,168)    72,023,472
---------------------------------------------------------------------------------------------
Net gain (loss) on investments        5,106,520       8,662,337        (26,865)    73,284,576
---------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations   $  5,167,639      $8,678,211      $ (34,884)   $74,390,416
=============================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
58 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998           YEQ              YGS             YIN           YIT            YMA             YMM
INVESTMENT INCOME

Dividend income from mutual
funds, portfolios and the trust    $ 7,962,668       $   36,677      $  394,066   $   530,817      $3,113,690      $  67,725
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fee      437,714            5,325          48,402       101,270         317,793         12,392
   Transaction charge                       --               --              --            --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                         437,714            5,325          48,402       101,270         317,793         12,392
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net       7,524,954           31,352         345,664       429,547       2,795,897         55,333
====================================================================================================================================
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of
investments in mutual funds,
portfolios and the trust:
   Proceeds from sales                 881,803          118,640         622,887       292,083         810,846      1,840,441
   Cost of investments sold            697,183          117,394         613,975       264,666         694,915      1,840,441
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments                            184,620            1,246           8,912        27,417         115,931             --
Net change in unrealized
appreciation or depreciation of
investments                         (3,495,686)           9,354        (117,407)    1,434,548       1,593,673              2
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments      (3,311,066)          10,600        (108,495)    1,461,965       1,709,604              2
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations   $ 4,213,888       $   41,952      $  237,169   $ 1,891,512     $ 4,505,501      $  55,335
====================================================================================================================================

                                           SEGREGATED ASSET SUBACCOUNTS
                                   --------------------------------------------       COMBINED
YEAR ENDED DECEMBER 31, 1998           YGI                YNO          Y04        VARIABLE ACCOUNT
INVESTMENT INCOME

Dividend income from mutual
funds, portfolios and the trust    $   130,855       $   52,867      $       --   $12,289,365
---------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fee       54,253           44,663           5,273     1,027,085
   Transaction charge                       --               --           1,929         1,929
---------------------------------------------------------------------------------------------
Total expenses                          54,253           44,663           7,202     1,029,014
---------------------------------------------------------------------------------------------
Investment income (loss)-- net          76,602            8,204          (7,202)   11,260,351
=============================================================================================
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS -- NET

Realized gain (loss) on sales of
investments in mutual funds,
portfolios and the trust:
   Proceeds from sales                  13,030           17,330         176,797     4,773,857
   Cost of investments sold             11,208           16,292         114,786     4,370,860
---------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments                              1,822            1,038          62,011       402,997
Net change in unrealized
appreciation or depreciation of
investments                          1,579,781        1,225,925          24,229     2,254,419
---------------------------------------------------------------------------------------------
Net gain (loss) on investments       1,581,603        1,226,963          86,240     2,657,416
---------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations   $ 1,658,205       $1,235,167      $   79,038   $13,917,76
=============================================================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 59

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000            YEQ         YGS          YIN         YIT          YMA          YMM       YND(1)   YSA(1)
OPERATIONS

Investment income (loss)-- net     $  21,536,390   $ 27,716   $  315,752  $ 3,052,708  $ 2,499,587   $  115,921    $--      $--
Net realized gain (loss) on
investments                            1,268,263     (8,280)     (60,806)      53,737      744,461           14     --       --
Net change in unrealized
appreciation
or depreciation of investments       (50,145,875)    43,467       72,401   (8,583,595) (10,804,020)         (22)    --       --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations     (27,341,222)    62,903      327,347   (5,477,150)  (7,559,972)     115,913     --       --
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments             9,252,627     85,291      658,871    3,146,272    5,720,661    1,682,578     --       --
Net transfers(2)                       2,342,007    (67,291)    (494,978)   1,708,499   (1,120,699)    (992,061)    20       20
Transfers for policy loans            (1,457,126)   (15,583)     (26,114)    (228,628)    (576,472)      11,682     --       --
Policy charges                        (3,056,629)   (46,392)    (297,684)    (601,871)  (1,970,418)    (226,002)    (2)      (2)
Contract terminations:
   Surrender benefits                 (2,635,242)   (16,425)    (128,853)    (408,230)  (1,213,243)     (61,315)    --       --
   Death benefits                        (71,797)    (6,532)        (237)      (5,787)    (299,776)         --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                  4,373,840    (66,932)    (288,995)   3,610,255      540,053      414,882     18       18
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year      104,189,499    621,800    5,869,707   20,110,134   51,273,039    2,265,784     --       --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year          $  81,222,117   $617,771   $5,908,059  $18,243,239  $44,253,120   $2,796,579    $18      $18
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
of year                               14,138,625    283,131    2,493,277    7,011,444   10,457,248    1,336,769     --       --
Contract purchase payments             1,293,878     37,680      276,621    1,270,825    1,167,423      967,742     --       --
Net transfers(2)                         350,154    (29,913)    (198,895)     678,373     (197,794)    (573,915)    23       36
Transfers for policy loans              (202,118)    (6,994)     (11,497)     (94,719)    (120,017)       5,728     --       --
Policy charges                          (446,472)   (20,509)    (132,793)    (246,563)    (422,256)    (129,575)    (3)      (4)
Contract terminations:
   Surrender benefits                   (361,800)    (7,281)     (53,839)    (163,552)    (248,561)     (36,024)    --       --
   Death benefits                         (8,412)    (2,909)        (101)      (2,058)     (60,475)         --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year      14,763,855    253,205    2,372,773    8,453,750   10,575,568    1,570,725     20       32
====================================================================================================================================

(1)  For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

(2)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
60 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        SEGREGATED ASSET SUBACCOUNTS
--------------------------------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                                                                                        COMBINED
(CONTINUED)                             YGI      YGC(1)      YGT(1)  YIG(1)    YIO(1)      YNO          Y04      VARIABLE ACCOUNT
OPERATIONS

Investment income (loss)-- net     $   588,008    $--         $--     $--       $--    $ 1,793,919   $ (7,622)    $ 29,922,379
Net realized gain (loss) on
investments                            101,712     --          --      --        --         82,191     30,668        2,211,960
Net change in unrealized
appreciation or depreciation of
investments                         (5,494,731)    --          --      --         1    (10,244,456)    50,665      (85,106,165)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations    (4,805,011)    --          --      --         1     (8,368,346)    73,711      (52,971,826)
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments           5,428,429     --          --      --        --      5,108,971     61,259       31,144,959
Net transfers(2)                     3,501,474      7          31       7        19      4,443,345    (40,741)       9,279,659
Transfers for policy loans             168,736)    --          --      --        --       (280,269)    (6,611)      (2,747,857)
Policy charges                        (932,172)    (3)        (13)     (3)       (2)      (819,114)   (39,158)      (7,989,465)
Contract terminations:
   Surrender benefits                 (506,548)    --          --      --        --       (511,005)   (21,932)      (5,502,793)
   Death benefits                     (150,151)    --          --      --        --        (33,279)    (7,923)        (575,482)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                7,172,296      4          18       4        17      7,908,649    (55,106)      23,609,021
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year     24,670,146     --          --      --        --     23,514,494    669,917      233,184,520
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year          $27,037,431     $4         $18      $4       $18    $23,054,797   $688,522     $203,821,715
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
of year                             11,738,977     --          --       --       --      9,519,818    210,069
Contract purchase payments           2,630,056     --          --       --       --      2,108,075     18,503
Net transfers(2)                     1,696,962      7          37        8       22      1,790,695    (11,813)
Transfers for policy loans             (82,682)    --          --       --       --       (112,460)    (2,030)
Policy charges                        (468,899)    (3)        (15)      (3)      (3)      (347,048)   (11,719)
Contract terminations:
   Surrender benefits                 (247,385)    --          --       --       --       (202,836)    (7,249)
   Death benefits                      (74,388)    --          --       --       --        (13,677)    (2,470)
--------------------------------------------------------------------------------------------------------------
Units outstanding at end of year    15,192,641      4          22        5       19     12,742,567    193,291
==============================================================================================================

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

(2) Includes transfer activity from (to) other subaccounts and transfers from
(to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 61

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                   -------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999              YEQ              YGS          YIN              YIT              YMA               YMM
OPERATIONS

Investment income (loss)-- net     $    (585,629)  $      32,547  $     372,542    $     261,521    $     879,305        $ 76,580
Net realized gain (loss) on
investments                              732,221          (6,852)       (25,246)         112,837          367,841              15
Net change in unrealized
appreciation or depreciation of
investments                           45,611,195         (46,785)      (376,233)       4,786,384        8,387,190              17
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets  resulting from operations     45,757,787         (21,090)       (28,937)       5,160,742        9,634,336          76,612
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments             8,551,838          76,884        937,454        2,690,098        5,781,403       1,668,505
Net transfers(1)                        (266,660)        (29,547)      (297,141)         375,017           16,778        (978,263)
Transfers for policy loans              (660,439)            972        (47,618)        (148,216)        (416,682)        (23,816)
Policy charges                        (2,555,364)        (52,896)      (339,475)        (548,800)      (1,960,792)       (183,207)
Contract terminations:
   Surrender benefits                 (1,845,102)        (31,234)      (177,402)        (431,146)      (1,049,766)        (11,484)
   Death benefits                       (161,163)             --        (10,084)         (23,806)        (125,555)         (5,647)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                  3,063,110         (35,821)        65,734        1,913,147        2,245,386         466,088
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year       55,368,602         678,711      5,832,910       13,036,245       39,393,317       1,723,084
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year          $ 104,189,499   $     621,800  $   5,869,707    $  20,110,134    $  51,273,039      $2,265,784
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
of year                               13,469,431         300,137      2,465,891        6,172,923        9,922,663       1,054,652
Contract purchase payments             1,912,015          38,617        398,861        1,178,548        1,366,155       1,003,107
Net transfers(1)                         (88,739)        (18,107)      (126,846)         162,379            9,127        (586,229)
Transfers for policy loans              (152,457)            445        (20,230)         (64,174)         (98,711)        (14,477)
Policy charges                          (569,337)        (23,883)      (144,424)        (241,215)        (463,652)       (110,009)
Contract terminations:
   Surrender benefits                   (392,808)        (14,078)       (75,706)        (186,276)        (248,464)         (6,877)
   Death benefits                        (39,480)             --         (4,269)         (10,741)         (29,870)         (3,398)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year      14,138,625         283,131      2,493,277        7,011,444       10,457,248       1,336,769
====================================================================================================================================

                                             SEGREGATED ASSET SUBACCOUNTS
                                  ----------------------------------------------     COMBINED
YEAR ENDED DECEMBER 31, 1999                 YGI            YNO          Y04      VARIABLE ACCOUNT
OPERATIONS

Investment income (loss)-- net     $      61,119    $     15,874      $ ( 8,019)   $   1,105,840
Net realized gain (loss) on
investments                               16,851          21,134         42,303        1,261,104
Net change in unrealized
appreciation or depreciation of
investments                            5,089,669       8,641,203        (69,168)      72,023,472
------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets  resulting from operations      5,167,639       8,678,211        (34,884)      74,390,416
================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments             4,193,541       3,518,254         73,952       27,491,929
Net transfers(1)                       6,517,721       4,066,144        (35,942)       9,368,107
Transfers for policy loans               (96,776)       (101,160)       (11,100)      (1,504,835)
Policy charges                          (615,933)       (490,797)       (43,773)      (6,791,037)
Contract terminations:
   Surrender benefits                   (256,831)       (197,525)       (31,946)      (4,032,436)
   Death benefits                        (30,962)        (11,094)            --         (368,311)
------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                  9,710,760       6,783,822        (48,809)      24,163,417
------------------------------------------------------------------------------------------------
Net assets at beginning of year        9,791,747       8,052,461        753,610      134,630,687
------------------------------------------------------------------------------------------------
Net assets at end of year          $  24,670,146    $ 23,514,494      $ 669,917    $ 233,184,520
================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
of year                                6,205,902       5,471,531        228,803
Contract purchase payments             2,384,670       2,096,643         22,850
Net transfers(1)                       3,721,071       2,429,065        (14,852)
Transfers for policy loans               (55,821)        (61,517)        (3,441)
Policy charges                          (351,569)       (293,045)       (13,473)
Contract terminations:
   Surrender benefits                   (146,760)       (115,821)        (9,818)
   Death benefits                        (18,516)         (7,038)            --
--------------------------------------------------------------------------------
Units outstanding at end of year      11,738,977       9,519,818        210,069
================================================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
62 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SEGREGATED ASSET SUBACCOUNTS
                                   -------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998             YEQ           YGS          YIN              YIT            YMA

OPERATIONS

Investment income (loss)-- net     $   7,524,954   $   31,352   $  345,664      $   429,547   $   2,795,897
Net realized gain (loss) on
investments                              184,620        1,246        8,912           27,417         115,931
Net change in unrealized
appreciation or depreciation of
investments                           (3,495,686)       9,354     (117,407)       1,434,548       1,593,673
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations       4,213,888       41,952      237,169        1,891,512       4,505,501
============================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments             8,276,481      107,907      873,654        2,484,288       5,414,963
Net transfers(1)                       1,632,511       70,271      306,683          949,063         672,497
Transfers for policy loans              (597,388)      (6,281)     (59,506)         (88,294)       (474,625)
Policy charges                        (2,260,287)     (46,372)    (322,016)        (469,309)     (1,734,889)
Contract terminations:
   Surrender benefits                 (1,145,779)     (17,975)    (114,726)        (177,402)       (706,720)
   Death benefits                        (91,634)     (11,432)     (28,592)          (5,766)        (72,095)
------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                  5,813,904       96,118      655,497        2,692,580       3,099,131
------------------------------------------------------------------------------------------------------------
Net assets at beginning of year       45,340,810      540,641    4,940,244        8,452,153      31,788,685
------------------------------------------------------------------------------------------------------------
Net assets at end of year          $  55,368,602   $  678,711   $5,832,910      $13,036,245   $  39,393,317
============================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
of year                               11,923,765      256,101    2,183,554        4,819,920       9,079,176
Contract purchase payments             2,194,522       49,057      376,239        1,257,681       1,478,004
Net transfers(1)                         434,065       32,510      132,004          468,519         183,037
Transfers for policy loans              (157,095)      (2,916)     (25,559)         (44,324)       (130,705)
Policy charges                          (598,903)     (21,244)    (138,639)        (236,945)       (474,255)
Contract terminations:
   Surrender benefits                   (303,797)      (8,261)     (49,418)         (88,984)       (193,111)
   Death benefits                        (23,126)      (5,110)     (12,290)          (2,944)        (19,483)
------------------------------------------------------------------------------------------------------------
Units outstanding at end of
year                                  13,469,431      300,137    2,465,891        6,172,923       9,922,663
============================================================================================================

                                              SEGREGATED ASSET SUBACCOUNTS
                                   --------------------------------------------------------      COMBINED
YEAR ENDED DECEMBER 31, 1998               YMM         YGI           YNO             Y04     VARIABLE ACCOUNT
OPERATIONS

Investment income (loss)-- net     $      55,333   $   76,602   $    8,204      $    (7,202)  $  11,260,351
Net realized gain (loss) on
investments                                   --        1,822        1,038           62,011         402,997
Net change in unrealized
appreciation or depreciation of
investments                                    2    1,579,781    1,225,925           24,229       2,254,419
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations          55,335    1,658,205    1,235,167           79,038      13,917,767
============================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments               656,161    2,530,326    2,188,943           72,980      22,605,703
Net transfers(1)                             244    2,932,508    2,341,436          (86,159)      8,819,054
Transfers for policy loans                16,135      (62,454)     (73,041)         (11,442)     (1,356,896)
Policy charges                          (138,571)    (281,819)    (251,476)         (45,174)     (5,549,913)
Contract terminations:
   Surrender benefits                     (5,617)     (59,290)     (46,630)         (17,973)     (2,292,112)
   Death benefits                        (13,421)          --           --          (13,161)       (236,101)
------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                    514,931    5,059,271    4,159,232         (100,929)     21,989,735
------------------------------------------------------------------------------------------------------------
Net assets at beginning of year        1,152,818    3,074,271    2,658,062          775,501      98,723,185
------------------------------------------------------------------------------------------------------------
Net assets at end of year          $   1,723,084   $9,791,747   $8,052,461      $   753,610   $ 134,630,687
============================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning
of year                                  734,855    2,465,393    2,226,094          257,951
Contract purchase payments               409,620    1,863,213    1,717,997           22,806
Net transfers(1)                          (1,409)   2,172,226    1,815,859          (24,613)
Transfers for policy loans                10,000      (44,267)     (54,454)          (3,628)
Policy charges                           (86,424)    (207,286)    (197,732)         (14,111)
Contract terminations:
   Surrender benefits                     (3,504)     (43,377)     (36,233)          (5,665)
   Death benefits                         (8,486)          --           --           (3,937)
--------------------------------------------------------------------------------------------
Units outstanding at end of
year                                   1,054,652    6,205,902    5,471,531          228,803
============================================================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 63

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Aug. 31, 1987.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios and funds (the Funds) or in the Trust. The Funds are registered under the 1940 Act as diversified, open-end management investment companies. The Trust is registered under the 1940 Act as a unit investment trust. The Funds have the following investment managers and the Trust has the following sponsor.

SUBACCOUNT      INVESTS EXCLUSIVELY IN SHARES OF                                    INVESTMENT MANAGER/SPONSOR
------------------------------------------------------------------------------------------------------------------------------------
YEQ             IDS Life Series Fund - Equity Portfolio                             IDS Life Insurance Company(1)

YGS             IDS Life Series Fund - Government Securities Portfolio              IDS Life Insurance Company(1)

YIN             IDS Life Series Fund - Income Portfolio                             IDS Life Insurance Company(1)

YIT             IDS Life Series Fund - International Equity Portfolio               IDS Life Insurance Company(1)

YMA             IDS Life Series Fund - Managed Portfolio                            IDS Life Insurance Company(1)

YMM             IDS Life Series Fund - Money Market Portfolio                       IDS Life Insurance Company(1)

YND             AXP-Registered Trademark-Variable Portfolio -
                New Dimensions Fund -Registered Tradwemark-                         IDS Life Insurance Company(1)

YSA             AXP-Registered Trademark-Variable Portfolio -
                Strategy Aggressive Fund                                            IDS Life Insurance Company(1)

YGI             AIM V.I. Growth and Income Fund                                     A I M Advisors, Inc.

YGC             Fidelity VIP III Growth & Income Portfolio (Service Class)          Fidelity Management & Research Company (FMR)(2)

YGT             Janus Aspen Series Global Technology Portfolio: Service Shares      Janus Capital

YIG             Janus Aspen Series International Growth Portfolio: Service Shares   Janus Capital

YIO             Putnam VT International New Opportunities Fund - Class IB Shares    Putnam Investment Management, LLC

YNO             Putnam VT New Opportunities Fund - Class IA Shares                  Putnam Investment Management, LLC

Y04             2004 Trust                                                          Salomon Smith Barney Inc.
------------------------------------------------------------------------------------------------------------------------------------

(1) American Express Financial Corporation (AEFC) is the investment adviser.

(2) FMR U.K. and FMR Far East are the sub-investment advisers.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the Flexible Premium Variable Life Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

INVESTMENTS IN THE TRUST

Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccount's share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
64 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal on an annual basis to 0.9% of the daily net asset value of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life of New York deducts a policy fee of $5 per month. This charge reimburses IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life of New York does not anticipate that it will make any profit on this charge.

4. DEATH BENEFIT GUARANTEE CHARGE AND OPTIONAL INSURANCE  BENEFIT CHARGE

For each policy month the death benefit guarantee is in effect, IDS Life of New York deducts a charge of $.01 per $1,000 of the amount used to determine the death benefit (specified amount) and $.01 per $1,000 coverage under the other insured rider to compensate it for the risk assumed in providing the death benefit guarantee.

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by rider.

5. PREMIUM EXPENSE CHARGE

IDS Life of New York deducts charges for two separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these two charges follows.

A sales charge of 2.5% of each premium payment will be deducted to compensate IDS Life of New York for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 1% of each premium payment will be deducted to cover the premium taxes imposed by the state of New York.

6. TRANSACTION CHARGE

IDS Life of New York makes a daily charge against the assets of each subaccount investing in the Trust. This charge is intended to reimburse IDS Life of New York for the transaction charge paid directly by IDS Life of New York to Salomon Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life of New York pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25% of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5% of the account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life of New York.

7. SURRENDER CHARGE

There are surrender charges for full surrenders in the first 10 years of the policy and for 10 years following an increase in specified amount. They are generally level for five years and decreasing the next five years. The surrender charge is based on the specified amount, the insured's age, sex and smoker class and the total gross premium paid. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $921,090 in 2000, $993,347 in 1999 and $886,431 in 1998. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 65

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

8. INVESTMENT IN SHARES/UNITS

The subaccounts' investments in shares of the Funds and units of the Trust as of Dec. 31, 2000 were as follows:


SUBACCOUNT        INVESTMENT                                                                        SHARES/UNITS       NAV
------------------------------------------------------------------------------------------------------------------------------------
YEQ               IDS Life Series Fund - Equity Portfolio                                           2,777,533          $29.26

YGS               IDS Life Series Fund - Government Securities Portfolio                               60,620           10.20

YIN               IDS Life Series Fund - Income Portfolio                                             629,539            9.38

YIT               IDS Life Series Fund - International Equity Portfolio                             1,194,669           15.28

YMA               IDS Life Series Fund - Managed Portfolio                                          2,357,537           18.78

YMM               IDS Life Series Fund - Money Market Portfolio                                     2,796,439            1.00

YND               AXP-Registered Trademark-Variable Portfolio -
                  New Dimensions Fund-Registered Trademark-                                                 1           19.21

YSA               AXP-Registered Trademark-Variable Portfolio - Strategy Aggressive Fund                    1           12.46

YGI               AIM V.I. Growth and Income Fund                                                   1,032,357           26.19

YGC               Fidelity VIP III Growth & Income Portfolio (Service Class)                               --           15.19

YGT               Janus Aspen Series Global Technology Portfolio: Service Shares                            3            6.55

YIG               Janus Aspen Series International Growth Portfolio: Service Shares                        --           30.64

YIO               Putnam VT International New Opportunities Fund - Class IB Shares                          1           13.67

YNO               Putnam VT New Opportunities Fund - Class IA Shares                                  771,321           29.89

Y04               2004 Trust                                                                          830,809            0.83
------------------------------------------------------------------------------------------------------------------------------------

9. INVESTMENT TRANSACTIONS

The subaccounts' purchases of the Funds' shares or Trust units, including reinvestment of dividend distributions, were as follows:

                                                                                                YEAR ENDED DEC. 31,
SUBACCOUNT    INVESTMENT                                                              2000            1999          1998
----------------------------------------------------------------------------------------------------------------------------
YEQ           IDS Life Series Fund - Equity Portfolio                              $29,067,773   $  5,795,202   $14,149,333

YGS           IDS Life Series Fund - Government Securities Portfolio                   144,967        191,569       247,569

YIN           IDS Life Series Fund - Income Portfolio                                  939,599        999,574     1,624,048

YIT           IDS Life Series Fund - International Equity Portfolio                  7,187,005      2,811,966     3,401,869

YMA           IDS Life Series Fund - Managed Portfolio                               5,756,657      4,958,516     6,658,468

YMM           IDS Life Series Fund - Money Market Portfolio                          4,551,398      4,131,370     2,410,705

YND(1)        AXP-Registered Trademark-Variable Portfolio -
              New Dimensions Fund-Registered Trademark-                                     18             --            --

YSA(1)        AXP-Registered Trademark-Variable Portfolio -
              Strategy Aggressive Fund                                                      18             --            --

YGI           AIM V.I. Growth and Income Fund                                        8,184,260      9,859,243     5,153,905

YGC(1)        Fidelity VIP III Growth & Income Portfolio (Service Class)                     4             --            --

YGT(1)        Janus Aspen Series Global Technology Portfolio: Service Shares                18             --            --

YIG(1)        Janus Aspen Series International Growth Portfolio: Service Shares              4             --            --

YIO(1)        Putnam VT International New Opportunities Fund - Class IB Shares              17             --            --

YNO           Putnam VT New Opportunities Fund - Class IA Shares                     9,952,313      6,901,504     4,188,738

Y04           2004 Trust                                                                30,256         67,467        76,978
----------------------------------------------------------------------------------------------------------------------------
              Combined Variable Account                                            $65,814,307    $35,716,411   $37,911,613
----------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Nov. 13, 2000.

--------------------------------------------------------------------------------
66 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.


YEAR ENDED DEC. 31,                       2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEQ (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY PORTFOLIO)

Accumulation unit value at
beginning of period                       $7.37    $4.11    $3.80    $3.17    $2.66    $1.94    $1.91    $1.70    $1.63    $0.98
Accumulation unit value at
end of period                             $5.50    $7.37    $4.11    $3.80    $3.17    $2.66    $1.94    $1.91    $1.70    $1.63
Number of accumulation units
outstanding  at end of period
(000 omitted)                            14,764   14,139   13,469   11,924   10,219    7,545    6,265    4,382    2,916    1,668
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEI(1),(2) (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY INCOME PORTFOLIO)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $1.02       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGS (INVESTING IN SHARES OF IDS LIFE SERIES FUND - GOVERNMENT SECURITIES PORTFOLIO)

Accumulation unit value at
beginning of period                       $2.20    $2.26    $2.11    $1.96    $1.94    $1.66    $1.76    $1.58    $1.50    $1.30
Accumulation unit value at
end of period                             $2.44    $2.20    $2.26    $2.11    $1.96    $1.94    $1.66    $1.76    $1.58    $1.50
Number of accumulation units
outstanding at end of period
(000 omitted)                               253      283      300      256      295      301      284      244      159      112
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIN (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INCOME PORTFOLIO)

Accumulation unit value at
beginning of period                       $2.35    $2.37    $2.26    $2.11    $2.06    $1.72    $1.81    $1.59    $1.47    $1.29
Accumulation unit value at end
of period                                 $2.49    $2.35    $2.37    $2.26    $2.11    $2.06    $1.72    $1.81    $1.59    $1.47
Number of accumulation units
outstanding  at end of period
(000 omitted)                             2,373    2,493    2,466    2,184    2,032    1,614    1,408    1,308      744      517
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIT(3) (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INTERNATIONAL EQUITY PORTFOLIO)

Accumulation unit value at
beginning of period                       $2.87    $2.11    $1.75    $1.66    $1.36    $0.98    $1.00       --       --       --
Accumulation unit value at end
of period                                 $2.16    $2.87    $2.11    $1.75    $1.66    $1.36    $0.98       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                             8,454    7,011    6,173    4,820    2,922      759      130       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMA (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MANAGED PORTFOLIO)

Accumulation unit value at
beginning of period                       $4.90    $3.97    $3.50    $2.99    $2.64    $2.24    $2.24    $1.89    $1.73    $1.32
Accumulation unit value at end
of period                                 $4.18    $4.90    $3.97    $3.50    $2.99    $2.64    $2.24    $2.24    $1.89    $1.73
Number of accumulation units
outstanding  at end of period
(000 omitted)                            10,576   10,457    9,923    9,079    8,043    6,737    6,000    4,308    2,720    1,912
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMM (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MONEY MARKET PORTFOLIO)

Accumulation unit value at
beginning of period                       $1.69    $1.63    $1.57    $1.52    $1.46    $1.39    $1.35    $1.33    $1.29    $1.24
Accumulation unit value at end
of period                                 $1.78    $1.69    $1.63    $1.57    $1.52    $1.46    $1.39    $1.35    $1.33    $1.29
Number of accumulation units
outstanding  at end of period
(000 omitted)                             1,571    1,337    1,055      735      605      352      196      193      147      191
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YBC(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND)

Accumulation unit value at beginning
of period                                 $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $0.96       --       --       --       --       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)               --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YBD(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - BOND FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $1.02       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCR(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $0.86       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 67

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                       2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCM(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $1.00       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YDE(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $1.02       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEM(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - EMERGING MARKETS FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $0.93       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEX(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - EXTRA INCOME FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $0.96       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YFI(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - FEDERAL INCOME FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $1.02       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGB(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - GLOBAL BOND FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $1.06       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGR(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - GROWTH FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $0.89       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIE(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - INTERNATIONAL FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $0.76       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMF(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - MANAGED FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $0.93       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --

------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YND(1) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - NEW DIMENSIONS FUND-Registered Trademark-)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end
of period                                 $0.90       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
68 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                       2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIV(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - S&P 500 Index Fund)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.96       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSM(1),(2) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.98       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding  at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSA(1) (INVESTING IN SHARES OF AXP-Registered Trademark-VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.58       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCA(1),(2) (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.89       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YCD(1),(2) (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.01       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGI(4) (INVESTING IN SHARES OF AIM V.I. GROWTH AND INCOME FUND)

Accumulation unit value at
beginning of period                       $2.10    $1.58    $1.25    $1.00    $1.00       --       --       --       --       --
Accumulation unit value at
end of period                             $1.78    $2.10    $1.58    $1.25    $1.00       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                            15,193   11,739    6,206    2,465      148       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIR(1),(2) (INVESTING IN SHARES OF AMERICAN CENTURY VP INTERNATIONAL)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.00       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YVL(1),(2) (INVESTING IN SHARES OF AMERICAN CENTURY VP VALUE)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.07       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSB(1),(2) (INVESTING IN SHARES OF CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.93       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YEG(1),(2) (INVESTING IN SHARES OF CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO)
(PREVIOUSLY WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.96       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 69

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                       2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSC(1),(2) (INVESTING IN SHARES OF CREDIT SUISSE WARBURG PINCUS TRUST - SMALL COMPANY GROWTH PORTFOLIO)
(PREVIOUSLY WARBURG PINCUS TRUST - SMALL COMPANY GROWTH PORTFOLIO)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.76       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGC(1) (INVESTING IN SHARES OF FIDELITY VIP III GROWTH & INCOME PORTFOLIO (SERVICE CLASS))

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.99       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMP(1),(2) (INVESTING IN SHARES OF FIDELITY VIP III MID CAP PORTFOLIO (SERVICE CLASS))

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.04       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YOS(1),(2) (INVESTING IN SHARES OF FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS))

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.96       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YRE(1),(2) (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.08       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSV(1),(2) (INVESTING IN SHARES OF FTVIPT FRANKLIN VALUE SECURITIES FUND - CLASS 2)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.08       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIF(1),(2) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL SECURITIES FUND - CLASS 2)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.03       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIS(1),(2) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND - CLASS 2)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.00       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSE(1),(2) (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.99       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YUE(1),(2) (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.95       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
70 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                       2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMC(1),(2) (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.07       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YAG(1),(2) (INVESTING IN SHARES OF JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO: SERVICE SHARES)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.85       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGT(1) (INVESTING IN SHARES OF JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.85       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIG(1) (INVESTING IN SHARES OF JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.94       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIP(1),(2) (INVESTING IN SHARES OF LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.99       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YGW(1),(2) (INVESTING IN SHARES OF MFS-Registered Trademark-INVESTORS GROWTH STOCK SERIES - SERVICE CLASS)
(PREVIOUSLY MFS-Registered Trademark-GROWTH SERIES)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.95       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YDS(1),(2) (INVESTING IN SHARES OF MFS-Registered Trademark-NEW DISCOVERY SERIES - SERVICE CLASS)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.98       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YPH(1),(2) (INVESTING IN SHARES OF PUTNAM VT HIGH YIELD FUND - CLASS IB SHARES)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.98       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIO(1) (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.93       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YNO(4) (INVESTING IN SHARES OF PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES)

Accumulation unit value at
beginning of period                       $2.47    $1.47    $1.19    $0.98    $1.00       --       --       --       --       --
Accumulation unit value at
end of period                             $1.81    $2.47    $1.47    $1.19    $0.98       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                            12,743    9,520    5,472    2,226       84       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 71

IDS LIFE OF NEW YORK ACCOUNT 8 - FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                       2000     1999     1998     1997     1996     1995     1994     1993     1992     1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YVS(1),(2) (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.92       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YMI(1),(2) (INVESTING IN SHARES OF ROYCE MICRO-CAP PORTFOLIO)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.01       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YVA(1),(2) (INVESTING IN SHARES OF THIRD AVENUE VALUE PORTFOLIO)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.10       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YIC(1),(2) (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $0.90       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT YSP(1),(2) (INVESTING IN SHARES OF WANGER U.S. SMALL CAP)

Accumulation unit value at
beginning of period                       $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at
end of period                             $1.05       --       --       --       --       --       --       --       --       --
Number of accumulation units
outstanding at end of period
(000 omitted)                                --       --       --       --       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT Y04 (INVESTING IN SHARES OF 2004 TRUST)

Accumulation unit value at
beginning of period                       $3.19    $3.29    $3.01    $2.71    $2.79    $2.16    $2.41    $2.00    $1.85    $1.55
Accumulation unit value at
end of period                             $3.56    $3.19    $3.29    $3.01    $2.71    $2.79    $2.16    $2.41    $2.00    $1.85
Number of accumulation units
outstanding at end of period
(000 omitted)                               193      210      229      258      291      279      248      207      183      153
------------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Nov. 13, 2000.

(2) The subaccount had no policy activity as of Dec. 31, 2000.

(3) Operations commenced on Oct. 28, 1994.

(4) Operations commenced on Nov. 22, 1996.

--------------------------------------------------------------------------------
72 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE INSURANCE

IDS LIFE INSURANCE COMPANY  [AMERICAN EXPRESS LOGO]              PRSRT STD AUTO
OF NEW YORK                 [IDS LIFE OF NEW YORK LOGO]           U.S. POSTAGE
20 Madison Ave. Extension                                             PAID
Albany, NY 12203                                                    AMERICAN
(800) 541-2251                                                      EXPRESS


americanexpress.com




VARIABLE UNIVERSAL LIFE POLICY

PROSPECTUSES FOR:

- Flexible Premium Variable Life Insurance Policy issued by IDS Life Insurance Company of New York
- The Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A sponsored by Salomon Smith Barney Inc.


                                                                S-6171 AC (5/01)

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.










/s/ Ernst & Young LLP
    Ernst & Young LLP
February 8, 2001
Minneapolis, Minnesota

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Balance sheets

December 31, ($ thousands)                                      2000               1999
Assets
Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $404,427; 1999, $432,004)     $  405,816       $   434,343
         Available for sale, at fair value
            (amortized cost: 2000, $554,452; 1999, $579,014)    538,438           555,574
                                                                -------           -------
                                                                944,254           989,917
     Mortgage loans on real estate                              144,121           154,062
     Policy loans                                                30,894            27,528
     Other investments                                            1,423                --
                                                                  -----            ------
            Total investments                                 1,120,692         1,171,507
Cash and cash equivalents                                        39,213             8,131
Amounts recoverable from reinsurers                              10,210             6,914
Amounts due from brokers                                            877                --
Accounts receivable                                               2,249               567
Premiums due                                                        344               199
Accrued investment income                                        18,546            18,365
Deferred policy acquisition costs                               146,036           136,229
Deferred income taxes                                                --             3,881
Other assets                                                        590               723
Separate account assets                                       1,667,031         1,957,703
                                                              ---------         ---------
            Total assets                                     $3,005,788        $3,304,219
                                                             ==========        ==========

Liabilities and Stockholder's Equity
Liabilities:
     Future policy benefits:
         Fixed annuities                                    $   770,774       $   821,992
         Universal life-type insurance                          160,301           156,420
         Traditional life, disability income and
            long-term care insurance                             76,097            64,278
     Policy claims and other policyholders' funds                 2,943             2,584
     Deferred income taxes                                          516                --
     Other liabilities                                           18,591            21,432
     Separate account liabilities                             1,667,031         1,957,703
                                                              ---------         ---------
            Total liabilities                                 2,696,253         3,024,409
                                                              ---------         ---------
Commitments and contingencies
Stockholder's equity:
     Capital stock, $10 par value per share;
         200,000 shares authorized, issued and outstanding        2,000             2,000
     Additional paid-in capital                                  49,000            49,000
     Accumulated other comprehensive loss
         Net unrealized securities losses                       (10,324)          (14,966)
     Retained earnings                                          268,859           243,776
                                                                -------           -------
            Total stockholder's equity                          309,535           279,810
                                                                -------           -------
Total liabilities and stockholder's equity                   $3,005,788        $3,304,219
                                                             ==========        ==========

See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Statements of income

Three years ended December 31, ($ thousands)                         2000           1999            1998
Revenues
Traditional life, disability income and
     long-term care insurance premiums                           $ 18,196       $ 15,613        $ 13,852
Policyholder and contractholder charges                            24,101         22,502          20,467
Mortality and expense risk fees                                    20,449         17,019          13,980
Net investment income                                              91,491         95,514         100,871
Net realized gains on investments                                     839          1,386           2,163
                                                                      ---          -----           -----
            Total revenues                                        155,076        152,034         151,333
                                                                  -------        -------         -------
Benefits and expenses
Death and other benefits:
     Traditional life, disability income and
         long-term care insurance                                   5,510          5,579           5,553
     Universal life-type insurance and investment contracts         4,724          6,313           4,320
Increase in liabilities for future policy benefits
     for traditional life, disability income and
     long-term care insurance                                       8,371          6,098           3,662
Interest credited on universal life-type insurance and
     investment contracts                                          47,715         50,767          55,073
Amortization of deferred policy acquisition costs                  17,195         15,787          18,362
Other insurance and operating expenses                              9,155          9,925           8,917
                                                                    -----          -----           -----
            Total benefits and expenses                            92,670         94,469          95,887
                                                                   ------         ------          ------
Income before income taxes                                         62,406         57,565          55,446
Income taxes                                                       22,323         19,241          19,098
                                                                   ------         ------          ------
Net income                                                       $ 40,083       $ 38,324        $ 36,348
                                                                 ========       ========        ========

See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Statements of stockholder's equity


                                                                                                     Accumulated
                                                                                                        other
                                                      Total                       Additional        comprehensive
                                                  stockholder's      Capital        paid-In        (loss) income,        Retained
Three years ended December 31, ($ thousands)         equity           stock         capital          net of Tax          earnings

Balance, January 1, 1998                              $257,279        $2,000           $49,000          $ 13,175         $193,104
Comprehensive income:
     Net income                                         36,348            --                --                --           36,348
     Unrealized holding losses arising
         during the year, net of deferred policy
         acquisition costs of $22
         and taxes of $1,415                            (2,628)           --                --            (2,628)              --
     Reclassification adjustment for gains
         included in net income,
         net of tax of ($252)                              467            --                --               467               --
                                                           ---         -----             -----               ---            -----
     Other comprehensive loss                           (2,161)           --                --            (2,161)              --
                                                        ------         -----             -----            ------            -----
Comprehensive income                                    34,187            --                --
Cash dividends to parent                               (12,000)           --                --                --          (12,000)
                                                       -------         -----             -----             -----          -------

Balance, December 31, 1998                             279,466         2,000            49,000            11,014          217,452
Comprehensive income:
     Net income                                         38,324            --                --                --           38,324
     Unrealized holding losses arising
         during the year, net of deferred policy
         acquisition costs of $737
         and taxes of $13,537                          (25,140)           --                --           (25,140)              --
     Reclassification adjustment for losses
         included in net income,
         net of tax of $452                               (840)           --                --              (840)              --
                                                          ----         -----             -----              ----            -----
     Other comprehensive loss                          (25,980)           --                --           (25,980)              --
                                                       -------         -----             -----           -------            -----
Comprehensive income                                    12,344            --                --
Cash dividends to parent                               (12,000)           --                --                --          (12,000)
                                                       -------         -----             -----             -----          -------

Balance, December 31, 1999                             279,810         2,000            49,000           (14,966)         243,776
Comprehensive income:
     Net income                                         40,083            --                --                --           40,083
     Unrealized holding gains arising
         during the year, net of deferred policy
         acquisition costs of ($137)
         and of taxes of ($3,038)                        5,641            --                --             5,641               --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $537                               (999)           --                --              (999)              --
                                                          ----         -----             -----              ----            -----
     Other comprehensive income                          4,642            --                --             4,642               --
                                                         -----         -----             -----             -----            -----
Comprehensive income                                    44,725            --                --
Cash dividends to parent                               (15,000)           --                --                --          (15,000)
                                                       -------         -----             -----             -----          -------
Balance, December 31, 2000                            $309,535        $2,000           $49,000          $(10,324)        $268,859
                                                      ========        ======           =======          ========         ========
See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Statements of cash flows

Years ended December 31, ($ thousands)                                                   2000              1999             1998
Cash flows from operating activities
Net income                                                                         $   40,083        $   38,324       $   36,348
Adjustments to reconcile net income to net cash provided by operating activities:
Policy loans, excluding universal life-type insurance:
     Issuance                                                                          (3,556)           (3,063)          (3,110)
     Repayment                                                                          2,953             2,826            2,660
Change in accrued investment income                                                      (181)            1,528              312
Change in amounts recoverable from reinsurer                                           (3,296)           (2,837)          (1,760)
Change in premiums due                                                                   (145)                5              (12)
Change in accounts receivable                                                          (1,682)              275             (119)
Change in other assets                                                                    133               319              (47)
Change in deferred policy acquisition costs, net                                       (9,944)           (6,015)          (2,841)
Change in liabilities for future policy benefits
     for traditional life, disability income and long-term care insurance              11,819             8,368            5,441
Change in policy claims and other policyholders' funds                                    360              (522)            (908)
Deferred income tax provision (benefit)                                                 1,898             2,196           (2,369)
Change in other liabilities                                                            (2,844)           (3,513)          (3,986)
Amortization of premium (accretion of discount), net                                    1,353            (1,794)            (342)
Net realized gain on investments                                                         (839)           (1,386)          (2,163)
Policyholder and contractholder charges, non-cash                                      (9,232)           (9,875)          (9,661)
Other, net                                                                             (1,826)            1,859              118
                                                                                       ------             -----              ---
         Net cash provided by operating activities                                     25,054            26,695           17,561

Cash flows from investing activities
Fixed maturities held to maturity:
     Purchases                                                                         (4,487)               --               --
     Maturities, sinking fund payments and calls                                       31,178            37,852           46,629
     Sales                                                                                 --               790           16,173
Fixed maturities available for sale:
     Purchases                                                                       (100,905)         (155,690)         (86,072)
     Maturities, sinking fund payments and calls                                       34,202            50,515           96,578
     Sales                                                                             91,946            89,683           13,180
Other investments, excluding policy loans:
     Purchases                                                                             --            (3,598)          (9,121)
     Sales                                                                             10,838            16,671           21,113
Change in amounts due from brokers                                                       (877)               --               --
Change in amounts due to brokers                                                           --            (4,507)         (24,547)
                                                                                        -----            ------          -------
         Net cash provided by investing activities                                     61,895            31,716           73,933

Cash flows from financing  activities
Activity  related to universal  life-type
insurance and investment contracts:
     Considerations received                                                           51,419            68,978           76,009
     Surrenders and death benefits                                                   (137,239)         (159,161)        (205,946)
     Interest credited to account balances                                             47,715            50,767           55,073
Universal life-type insurance policy loans:
     Issuance                                                                          (6,847)           (5,057)          (5,222)
     Repayment                                                                          4,085             3,186            3,599
Cash dividend to parent                                                               (15,000)          (12,000)         (12,000)
                                                                                      -------           -------          -------
         Net cash used in financing activities                                        (55,867)          (53,287)         (88,487)
                                                                                      -------           -------          -------
Net increase in cash and cash equivalents                                              31,082             5,124            3,007
Cash and cash equivalents at beginning of year                                          8,131             3,007               --
                                                                                        -----             -----           ------
Cash and cash equivalents at end of year                                           $   39,213       $     8,131      $     3,007
                                                                                   ==========       ===========      ===========

See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Notes to Financial Statements

($ thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Basis of presentation
The Company is a wholly  owned  subsidiary  of IDS Life  Insurance  Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of the related effect on deferred policy acquisition costs and deferred income taxes.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment  of mortgage  loans is measured as the excess of the loan's  recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31 is summarized as follows:

                                   2000       1999        1998
Cash paid during the year for:
Income taxes                    $21,427    $20,670     $22,470
Interest on borrowings               80        124       1,600

Recognition of profits on annuity contracts and insurance policies
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense fees are received from the variable annuity and variable life insurance separate accounts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized primarily using the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000, unlocking adjustments resulted in a net decrease in amortization of $1.2 million. Net unlocking adjustments in 1999 and 1998 were not significant.

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Reinsurance
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. Beginning in 2000, the company retains only 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $907 receivable from and $366 payable to, respectively, IDS Life for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting Changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sales.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Management does not expect that adoption of SFAS No. 140 will have a material impact on the Company's financial position or results of operations.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The rule primarily affects certain AEFA high-yield investments contained in off-balance sheet trusts whose cash flows have been negatively effected by credit experience. Management does not expect that adoption of Issue 99-20 will have a material impact on the Company's financial position or results of operations.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentations.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 2000 are as follows:

                                                 Gross        Gross
                                   Amortized  Unrealized   unrealized     Fair
Held to maturity                     cost        gains       losses       value
U.S. Government agency obligations $  2,299     $   40      $   25     $  2,314
Corporate bonds and obligations     363,322      8,013       9,667      361,668
Mortgage-backed securities           40,195        263          13       40,445
                                     ------        ---        ----       ------
                                   $405,816     $8,316      $9,705     $404,427
                                   ========     ======      ======     ========


                                                  Gross       Gross
                                   Amortized   unrealized  unrealized     Fair
Available for sale                   cost        gains       losses       value
U.S. Government agency obligations $  2,053     $  185     $    --     $  2,238
State and municipal obligations         105          2          --          107
Corporate bonds and obligations     373,603      6,447      22,462      357,588
Mortgage-backed securities          178,691      2,396       2,582      178,505
                                    -------      -----       -----      -------
                                   $554,452     $9,030     $25,044     $538,438
                                   ========     ======     =======     ========

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                 Gross       Gross
                                  Amortized   unrealized   unrealized      Fair
Held to maturity                    cost         gains       losses       value
U.S. Government agency obligations $  2,490     $   20      $  150     $  2,360
Corporate bonds and obligations     384,241      6,066       7,058      383,249
Mortgage-backed securities           47,612        103       1,320       46,395
                                     ------        ---       -----       ------
                                   $434,343     $6,189      $8,528     $432,004
                                   ========     ======      ======     ========


                                                 Gross        Gross
                                  Amortized   unrealized   unrealized     Fair
Available for sale                  cost         gains       losses      value
State and municipal obligations    $    104     $    6      $    --    $    110
Corporate bonds and obligations     374,846      2,324       20,325     356,845
Mortgage-backed securities          204,064        580        6,025     198,619
                                    -------        ---        -----     -------
                                   $579,014     $2,910      $26,350    $555,574
                                   ========     ======      =======    ========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                               Amortized           Fair
Held to maturity                 cost              value
Due from one to five years     $207,137          $206,956
Due from five to ten years      113,615           113,754
Due in more than ten years       44,869            43,272
Mortgage-backed securities       40,195            40,445
                                 ------            ------
                               $405,816          $404,427
                               ========          ========

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


                               Amortized           Fair
Available for sale               cost              value
Due from one to five years    $  28,167         $  29,761
Due from five to ten years      206,584           193,265
Due in more than ten years      141,010           136,907
Mortgage-backed securities      178,691           178,505
                                -------           -------
                               $554,452          $538,438
                               ========          ========

During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $nil, $790 and $16,175, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Fixed maturities available for sale were sold during 2000 with proceeds of $91,946 and gross realized gains and losses of $2,015 and $478, respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $13,180 and gross realized gains and losses of $1,159 and $440, respectively.

At December 31, 2000, bonds carried at $252 were on deposit with the state of New York as required by law.

At December 31, 2000, investments in fixed maturities comprised 84 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $150 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                     2000              1999
Aaa/AAA                  $223,368        $  250,577
Aaa/AA                      3,000                --
Aa/AA                      16,084            12,992
Aa/A                       26,649            25,489
A/A                       147,290           150,187
A/BBB                      48,993            68,417
Baa/BBB                   338,430           354,331
Baa/BB                     17,670            23,562
Below investment grade    138,784           127,802
                          -------           -------
                         $960,268        $1,013,357
                         ========        ==========

At December 31, 2000, 90 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 13 percent of the Company's investments were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                              December 31, 2000           December 31, 1999
                          On balance    Commitments    On balance  Commitments
Region                       sheet      to purchase       sheet    to purchase
West North Central            $ 19,409      $--         $ 22,686      $--
East North Central              24,249       --           25,195       --
South Atlantic                  27,926       --           31,748       --
Middle Atlantic                 16,937       --           17,672       --
Pacific                          6,614       --            6,751       --
Mountain                        34,475       --           35,608       --
New England                      7,564       --            8,209       --
East South Central               7,250       --            7,394       --
                                 -----    -----            -----    -----
                               144,424       --          155,262       --
Less allowance for losses          303       --            1,200       --
                                   ---    -----            -----    -----
                              $144,121      $--         $154,062      $--
                              ========    =====         ========    =====

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


                               December 31, 2000         December 31, 1999
                            On balance   Commitments   On balance   Commitments
Property type                  sheet     to purchase      sheet     to purchase
Apartments                    $ 49,180       $--         $ 54,118     $--
Department/retail stores        45,917        --           49,810      --
Office buildings                21,144        --           22,090      --
Industrial buildings            16,169        --           16,938      --
Nursing/retirement               4,954        --            5,058      --
Medical buildings                7,060        --            7,248      --
                                 -----      ----            -----    ----
                               144,424        --          155,262      --
Less allowance for losses          303        --            1,200      --
                                   ---      ----            -----    ----
                              $144,121       $--         $154,062     $--
                              ========      ====         ========    ====

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $nil and $nil, with allowances of $nil and $nil, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $nil and $nil, respectively.

The Company recognized $nil, $2 and $123 of interest income related to impaired loans for the years ended December 31, 2000, 1999 and 1998, respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                     2000              1999             1998
Balance, January 1                  $1,200            $1,500           $1,500
Reduction for investment losses       (895)             (300)              --
                                      ----              ----            -----
Balance, December 31                $  303            $1,200           $1,500
                                    ======            ======           ======

Net investment income for the years ended December 31 is summarized as follows:

                                       2000             1999             1998
Interest on fixed maturities        $76,859           $78,342         $ 85,164
Interest on mortgage loans           11,954            12,895           14,599
Other investment income               2,333             4,764            3,365
Interest on cash equivalents          1,069               350               64
                                      -----               ---               --
                                     92,215            96,351          103,192
Less investment expenses                724               837            2,321
                                        ---               ---            -----
                                    $91,491           $95,514         $100,871
                                    =======           =======         ========

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:
                                      2000              1999             1998
Fixed maturities                      $(57)           $1,086           $2,163
Mortgage loans                         896               300               --
                                       ---               ---              ---
                                      $839            $1,386           $2,163
                                      ====            ======           ======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                       2000            1999             1998
Fixed maturities available for sale  $7,564        $(40,706)         $(3,347)

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ending December 31 consists of the following:

                                2000              1999             1998
Federal income taxes:
Current                      $19,245           $16,426          $20,192
Deferred                       1,898             2,196           (2,369)
                               -----             -----           ------
                              21,143            18,622           17,823
State income taxes-current     1,180               619            1,275
                               -----               ---            -----
Income tax expense           $22,323           $19,241          $19,098
                             =======           =======          =======

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                           2000              1999               1998
                                                  Provision    Rate  Provision   Rate   Provision   Rate
Federal income taxes based on the statutory rate    $21,842   35.0%    $20,148   35.0%    $19,046   35.0%
Increases (decreases) are attributable to:
Tax-excluded interest and dividend income              (207)  (0.3)       (509)  (0.9)       (660)  (1.2)
State tax, net of federal benefit                       767    1.2         402    0.7         829    1.5
Other, net                                              (79)  (0.1)       (800)  (1.4)       (477)  (0.9)
                                                        ---   ----        ----   ----        ----   ----
Total income taxes                                  $22,323   35.8%    $19,241   33.4%    $19,098   34.4%
                                                    =======   ====     =======   ====     =======   ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2000, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

Significant   components  of  the  Company's  deferred  income  tax  assets  and liabilities as of December 31 are as follows:

                                                 2000          1999
Deferred income tax assets:
Policy reserves                               $28,469       $28,245
Investments                                     6,395         6,980
Other                                           4,738         6,689
                                                -----         -----
Total deferred income tax assets               39,602        41,914
                                               ------        ------
Deferred income tax liabilities:
Deferred policy acquisition costs              40,118        38,033
                                               ------        ------
Total deferred income tax liabilities          40,118        38,033
                                               ------        ------
Net deferred income tax (liabilities) assets  $  (516)      $ 3,881
                                              =======       =======

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $166,503 and $155,952 as of December 31, 2000 and 1999, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 11 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The state of New York has adopted the provisions of the revised manual with modifications. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Management believes the impact of these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 will not be significant.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


5. BENEFIT PLANS
The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $23, $27 and $37 in 2000, 1999 and 1998, respectively.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2000, 1999 and 1998, which are calculated on the basis of commission earnings of the individual financial advisors, were $975, $1,446 and $1,480, respectively.
Such costs are included in deferred policy acquisition costs.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2000, 1999 and 1998 were $106, $218 and $252, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 2000, 1999 and 1998 were $nil.

6. INCENTIVE PLAN AND RELATED PARTY OPERATING EXPENSES
The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 2000, 1999 and 1998 were $nil, $96 and $140, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $17,108, $13,042 and $9,403 for 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financail position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

At December 31, 2000 and 1999, traditional life insurance and universal life-type insurance in force aggregated $5,974,025 and $5,448,451 respectively, of which $332,556 and $272,276 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $150, $150 and $134 for the years ended December 31, 2000, 1999 and 1998, respectively. Claim recoveries under the terms of this reinsurance agreement were $1,700, $nil and $nil in 2000, 1999 and 1998, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $3,125, $2,873 and $2,178 for the years ended December 31, 2000, 1999 and 1998, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $473, $473 and $228 for the years ended December 31, 2000, 1999 and 1998, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $210,666 and $237,038 at December 31, 2000 and 1999, respectively. The accompanying statement of income includes premiums of $nil for the years ended December 31, 2000, 1999 and 1998, and decreases in liabilities for future policy benefits of $1,334, $1,277 and $1,742 related to this agreement for the years ended December 31, 2000, 1999 and 1998, respectively.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

8. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $25,000. The interest rate for any borrowing is established by reference to various indicies plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 2000 or 1999.

9. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. The Company's counterpart is rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

The Company's holdings of derivative financial instruments are as follows:

                      Notional   Carrying    Fair    Total credit
December 31, 1999      amount     amount     value     exposure
Assets:
Interest rate caps    $200,000     $--       $--          $--

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expired in the year 2000.

Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                    2000                      1999
                                           Carrying       Fair        Carrying        Fair
Financial Assets                            amount        value        amount         value
Investments:
Fixed maturities (Note 2):
Held to maturity                           $  405,816   $  404,427    $  434,343    $  432,004
Available for sale                            538,438      538,438       555,574       555,574
Mortgage loans on real estate (Note 2)        144,121      148,119       154,062       152,942
Other:
Separate accounts assets (Note 1)           1,667,031    1,667,031     1,957,703     1,957,703
Cash and cash equivalents                      39,213       39,213         8,131         8,131
Financial Liabilities
Future policy benefits for fixed annuities    679,446      660,663       732,752       715,213
Separate account liabilities                1,461,266    1,411,203     1,722,028     1,668,067

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $85,154 and $83,646, respectively, and policy loans of $6,174 and $5,594, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

At December 31, 2000 and 1999, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $205,765 and $235,675, respectively.

11. STATUTORY INSURANCE ACCOUNTING PRACTICES
Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                                                2000         1999          1998
Net income, per accompanying financial statements              $40,083      $38,324       $36,348
Deferred policy acquisition costs                               (9,406)      (6,015)       (2,841)
Adjustments of future policy benefit liabilities                (1,657)      (4,615)       (6,199)
Deferred income tax expense (benefit)                            1,898        2,196        (2,369)
Provision (reduction) for losses on investments                    817         (161)          862
IMR gain/loss transfer and amortization                           (126)        (154)       (1,451)
Adjustment to separate account reserves                           (408)       5,498         2,767
Other, net                                                         486          766          (350)
                                                                   ---          ---          ----
Net income, on basis of statutory accounting practices         $31,687      $35,839       $26,767
                                                               =======      =======       =======


Stockholder's equity, per accompanying financial statements  $ 309,535    $ 279,810     $ 279,466
Deferred policy acquisition costs                             (146,035)    (136,229)     (129,477)
Adjustments of future policy benefit liabilities                 4,609        2,845         4,697
Deferred income tax liabilities (assets)                           516       (3,881)        7,912
Asset valuation reserve                                        (16,421)     (16,164)      (15,516)
Adjustments of separate account liabilities                     61,313       61,721        56,223
Adjustments of investments to amortized cost                    17,467       23,440       (17,266)
Premiums due, deferred and advance                               1,433        1,485         1,381
Deferred revenue liability                                       4,100        3,021         2,482
Allowance for losses                                               304        1,200         1,500
Non-admitted assets                                             (6,067)        (421)         (450)
Interest maintenance reserve                                    (3,282)      (3,155)       (3,001)
Other, net                                                      (8,683)      (5,416)       (2,915)
                                                                ------       ------        ------
Statutory capital and surplus                                $ 218,789    $ 208,256     $ 185,036
                                                             =========    =========     =========

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

         To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or Officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorneys' fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940.

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 20 TO
                      REGISTRATION STATEMENT NO. 33-15290

This Post-Effective Amendment No. 20 to Registration Statement No. 33-15290 comprises the following papers and documents:

     The facing sheet.

     The prospectus consisting of 87 pages.

     The undertakings to file reports.

     The signatures.

     The following exhibits:

1    A.        Copies of all exhibits  required by  paragraph A of  instructions for Exhibits in Form N-8B-2 to the Registration Statement.

       (1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed electronically as Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

       (2)     Not applicable.

       (3)(a)      Not applicable.

          (b)i)      Explanation   of   New   York   Sales  Agreements,   filed
                     electronically as Exhibit 1.A.(3)(b)(i) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

             ii) Form of Personal Financial Planner's Agreement with IDS Financial Services Inc., filed electronically as Exhibit 1.A.(3)(b)(ii) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

             iii) Form of Personal Financial Planner's Agreement with IDS Life Insurance Company of New York, filed electronically as
                     Exhibit 1.A.(3)(b)(iii) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

             iv) Form of "Field Trainer's" Rider to Personal Financial Planner's Agreement, filed electronically as Exhibit 1.A.(3)(b)(iv) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

             v) Form of District Manager's Rider to Personal Financial Planner's Agreement, filed electronically as Exhibit 1.A.(3)(b)(v) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

             vi)     Form of  "New  York  District  Manager-Insurance"  Rider to
                     Personal   Financial  Planner's   Agreement,   filed
                     electronically as Exhibit 1.A.(3)(b)(vi) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

             vii) Form of Division Manager's Agreement with IDS Financial Services Inc., filed electronically as Exhibit 1.A.(3)(b)(vii) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

             viii) Form of "New York Division Manager-Insurance" Rider to Division Manager's Agreement with IDS Financial Services Inc., filed electronically as Exhibit 1.A.(3)(b)(viii) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

          (c) Flexible Premium Variable Life Insurance Compensation: IDS Life of New York, filed electronically as Exhibit 1.A.(3)(c) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

       (4)          Not applicable.

       (5) Flexible Premium Variable Life Insurance Policy, dated April 1, 1987, filed electronically as Exhibit 1.A.(5) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

       (6)(a) Certificate of Amendment of the Certificate of Incorporation of IDS Life Insurance Company of New York, filed electronically as Exhibit 1.A.(6)(a) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

          (b) Amended Bylaws of IDS Life Insurance Company of New York, dated May 1992, filed electronically as Exhibit 1.A.(6)(b) to Post-Effective Amendment No. 12, File No. 33-15290 is incorporated herein by reference.

       (7)          Not applicable.

       (8)(a) Investment Management and Services Agreement between IDS Life Insurance Company and IDS Life Series Fund, Inc., dated December 17, 1985, filed electronically as Exhibit 1.A.(8)(a) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

          (b) Investment Advisory Agreement between IDS Life Insurance Company (IDS Life) and IDS/American Express Inc. (IDS), dated July 11, 1984, filed electronically as Exhibit 1.A.(8)(b) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

          (c) Reference Trust Indenture among Shearson Lehman Brothers Inc., the Bank of New York and Standard & Poor's Corporation, dated August 4, 1986, filed electronically as
                   Exhibit   1.A.(8)(c)  to   Registrant's   Form  N-8B-2  with
                   Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

          (d) Standard Terms and Conditions of Trust, effective August 4, 1986, filed electronically as Exhibit 1.A.(8)(d) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

     (e) Copy of Participation Agreement By and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., IDS Life
              Insurance Company of New York, on Behalf of Itself and Its Separate Accounts, and American Express Financial Advisors Inc., dated Oct. 7, 1996, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

     (f)      Copy  of  Participation  Agreement  between  IDS  Life  Insurance
              Company of New York and TCI Portfolios, Inc. and Investors Research Corporation, dated July 31, 1996, filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

     (g) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated Sept. 29, 2000, filed electronically as Exhibit 8.3(a) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

     (h) Copy of Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated Sept. 29, 2000, filed electronically as Exhibit 8.3(b) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

     (i) Copy of Participation Agreement between IDS Life Insurance Company of New York and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc., filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

     (j) Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

     (k) Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company of New York and Massachusetts Financial Service Company, dated September 29, 2000, filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

     (l) Copy of Participation Agreement between IDS Life of New York and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated Oct. 7, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

     (m) Copy of Participation Agreement between IDS Life Insurance Company of New York and Warburg Pincus Trust and Warburg Pincus Counsellors, Inc. and Counsellors Securities Inc., dated Oct. 7, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

       (9)         None.

       (10) Application form for the Flexible Premium Variable Life Insurance Policy, filed electronically as Exhibit 1.A.(10) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

       (11) Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies, filed electronically as Exhibit 1.A.(11) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-15290 is incorporated herein by reference.

     B.(1)     Not applicable.

       (2)     Not applicable.

     C.        Not applicable.

2.       Opinion of counsel is filed electronically herewith.

3.       Not applicable.

4.       Not applicable.

5.       Not applicable.

6.       Actuarial Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President
         - Insurance Product Development is filed electronically herewith.

7         (a)  Written  actuarial  consent  of Mark  Gorham,  F.S.A.,  M.A.A.A.,
               Vice President  -  Insurance   Product   Development  is  filed
               electronically herewith.

          (b)  Written   auditor   consent   of  Ernst  &  Young  LLP  is  filed
               electronically herewith.

          (c) Power of Attorney to sign amendments to this Registration Statement dated April 25, 2001, is filed electronically herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 25th day of April, 2001.


                            IDS Life of New York Account 8
                            --------------------------------------------
                                              (Registrant)


                            By IDS Life Insurance Company of New York
                              ---------------------------------------
                                              (Sponsor)


                            By /s/   Timothy V. Bechtold*
                              ---------------------------------------
                                     Timothy V. Bechtold, President and
                                     Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2001:

Signature                              Title

/s/  Gumer C. Alvero*                  Director
------------------------------------
     Gumer C. Alvero

/s/  Timothy V. Bechtold*              Director, President and Chief
------------------------------------   Executive Officer
     Timothy V. Bechtold

/s/  Maureen A. Buckley*               Director, Vice President, Chief Operating
------------------------------------   Officer, and Consumer Affairs Officer
     Maureen A. Buckley

                                       Director
------------------------------------
     Rodney P. Burwell

/s/  Robert R. Grew*                   Director
------------------------------------
     Robert R. Grew

/s/  Carol A. Holton*                  Director
------------------------------------
     Carol A. Holton

/s/  Jean B. Keffeler*                 Director
------------------------------------
     Jean B. Keffeler

/s/  Eric L. Marhoun*                  Director, General Counsel and Secretary
------------------------------------
     Eric L. Marhoun

/s/  Thomas R. McBurney*               Director
------------------------------------
     Thomas R. McBurney

Signature                               Title

/s/  Edward J. Muhl*                    Director
------------------------------------
     Edward J. Muhl

/s/  Thomas V. Nicolosi*                Director
------------------------------------
     Thomas V. Nicolosi

/s/  Stephen P. Norman*                 Director
------------------------------------
     Steven P. Norman

/s/  Richard M. Starr*                  Director
------------------------------------
     Richard M. Starr

/s/  Philip C. Wentzel*                 Vice President and Controller
------------------------------------
     Philip C. Wentzel

/s/  Michael R. Woodward*               Director
------------------------------------
     Michael R. Woodward

/s/  David L. Yowan*                   Vice President and Treasurer
------------------------------------
     David L. Yowan


*Signed   pursuant  to  Power  of  Attorney  dated  April  25,  2001,  is  filed electronically herewith as Exhibit No. 7(c) to this Registration Statement No. 33-15290.



By: /s/ Mary Ellyn Minenko
        Mary Ellyn Minenko
        Counsel and Assistant Secretary